EXHIBIT 10(a)






                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                             PRG-SCHULTZ USA, INC.,
                                  as Borrower,

                        PRG-SCHULTZ INTERNATIONAL, INC.,
                                   as Parent,

                       CERTAIN SUBSIDIARIES OF THE PARENT
                         FROM TIME TO TIME PARTY HERETO,
                                 as Guarantors,

                                       AND

                              BANK OF AMERICA, N.A.


                          DATED AS OF NOVEMBER 30, 2004

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS.........................................................1
         1.1      Definitions..................................................1
         1.2      Computation of Time Periods.................................23
         1.3      Accounting Terms............................................23
SECTION 2  CREDIT FACILITIES..................................................24
         2.1      Revolving Loans.............................................24
         2.2      Letter of Credit Subfacility................................26
SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES.....................30
         3.1      Default Rate................................................30
         3.2      Extension and Conversion....................................30
         3.3      Prepayments.................................................31
         3.4      Termination and Reduction of Revolving Committed Amount.....32
         3.5      Fees........................................................33
         3.6      Increase Cost and Reduced Return; Capital Adequacy..........33
         3.7      Inability to Determine Rates................................34
         3.8      Illegality..................................................34
         3.9      Taxes.......................................................34
         3.10     Compensation................................................35
         3.11     Payments, Computations, Etc.................................36
         3.12     Evidence of Debt............................................36
         3.13     Mitigation..................................................36
SECTION 4  GUARANTY...........................................................37
         4.1      The Guaranty................................................37
         4.2      Obligations Unconditional...................................37
         4.3      Reinstatement...............................................38
         4.4      Certain Additional Waivers..................................39
         4.5      Remedies....................................................39
         4.6      Rights of Contribution......................................39
         4.7      Guarantee of Payment; Continuing Guarantee..................39
SECTION 5  CONDITIONS.........................................................40
         5.1      Closing Conditions..........................................40
         5.2      Conditions to all Extensions of Credit......................43
SECTION 6  REPRESENTATIONS AND WARRANTIES.....................................44
         6.1      Financial Condition.........................................44
         6.2      No Material Change..........................................44
         6.3      Organization and Good Standing..............................44
         6.4      Power; Authorization; Enforceable Obligations...............44
         6.5      No Conflicts................................................45
         6.6      No Default..................................................45
         6.7      Ownership...................................................45
         6.8      Indebtedness................................................45
         6.9      Litigation..................................................46
         6.10     Taxes.......................................................46
         6.11     Compliance with Law.........................................46

         6.12     ERISA.......................................................46
         6.13     Subsidiaries................................................48
         6.14     Governmental Regulations, Etc...............................48
         6.15     Purpose of Loans and Letters of Credit......................49
         6.16     Environmental Matters.......................................49
         6.17     Intellectual Property.......................................50
         6.18     Solvency....................................................51
         6.19     Investments.................................................51
         6.20     Location of Collateral......................................51
         6.21     Disclosure..................................................51
         6.22     Brokers' Fees...............................................51
         6.23     Labor Matters...............................................51
SECTION 7  AFFIRMATIVE COVENANTS..............................................51
         7.1      Information Covenants.......................................52
         7.2      Preservation of Existence and Franchises....................55
         7.3      Books and Records...........................................55
         7.4      Compliance with Law.........................................55
         7.5      Payment of Taxes and Other Indebtedness.....................55
         7.6      Insurance...................................................55
         7.7      Maintenance of Property.....................................56
         7.8      Performance of Obligations..................................57
         7.9      Use of Proceeds.............................................57
         7.10     Audits/Inspections..........................................57
         7.11     Financial Covenants.........................................57
         7.12     Additional Credit Parties...................................58
         7.13     Environmental Laws..........................................59
         7.14     Collateral..................................................59
SECTION 8  NEGATIVE COVENANTS.................................................60
         8.1      Indebtedness................................................60
         8.2      Liens.......................................................61
         8.3      Nature of Business..........................................61
         8.4      Consolidation, Merger, Dissolution, etc.....................61
         8.5      Asset Dispositions..........................................61
         8.6      Investments.................................................62
         8.7      Restricted Payments.........................................62
         8.8      Transactions with Affiliates................................62
         8.10     Fiscal Year; Organizational Documents.......................63
         8.11     Limitation on Restricted Actions............................63
         8.12     Ownership of Subsidiaries...................................63
         8.13     Sale Leasebacks.............................................64
         8.14     Capital Expenditures........................................64
         8.15     No Further Negative Pledges.................................64
         8.16     Limitation on Foreign EBITDA................................64
         8.17     Subordinated Debt...........................................64
         8.18     Notice under the Indenture..................................65
SECTION 9  EVENTS OF DEFAULT..................................................65

         9.1      Events of Default...........................................65
         9.2      Acceleration; Remedies......................................67
         9.3      Application of Funds........................................68
SECTION 10  MISCELLANEOUS.....................................................68
         10.1     Notices.....................................................68
         10.2     Right of Set-Off; Adjustments...............................70
         10.3     Successors and Assigns......................................70
         10.4     Expenses; Indemnification...................................71
         10.5     Amendments, Waivers and Consents............................72
         10.6     Counterparts................................................72
         10.7     Headings....................................................73
         10.8     Survival....................................................73
         10.9     Governing Law; Submission to Jurisdiction; Venue............73
         10.11    Survival of Representations and Warranties..................74
         10.12    Severability................................................74
         10.13    Entirety....................................................74
         10.14    Binding Effect; Termination.................................74
         10.15    Confidentiality.............................................75
         10.16    Conflict....................................................76
         10.17    USA Patriot Act Notice......................................76

                                    SCHEDULES

Schedule 1.1(a)   Existing Letters of Credit
Schedule 1.1(b)   Investments
Schedule 1.1(c)   Liens
Schedule 6.9      Litigation
Schedule 6.10     Tax Returns
Schedule 6.13     Subsidiaries
Schedule 6.17     Intellectual Property
Schedule 6.20     Chief Executive Office/Exact Legal Name/State of Incorporation
Schedule 7.6      Insurance
Schedule 8.1      Indebtedness

                                    EXHIBITS

Exhibit A         Form of Loan Notice
Exhibit B         Form of Revolving Note
Exhibit C         Form of Officer's Compliance Certificate
Exhibit D         From of Borrowing Base Certificate
Exhibit E         Form of Joinder Agreement

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of November 30, 2004 (amending and restating the Existing Credit Agreement referred to below), is by and among PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (such Domestic Subsidiaries, together with the Parent, individually a "Guarantor" and collectively the "Guarantors") and BANK OF AMERICA, N. A. (the "Lender").

                               W I T N E S S E T H

     WHEREAS, pursuant to the Credit Agreement dated as of December 31, 2001 (as amended or otherwise modified prior to the date hereof, the "Existing Credit Agreement") among the Borrower (formerly The Profit Recovery Group USA, Inc.), the Parent (formerly The Profit Recovery Group International, Inc.), each of the Domestic Subsidiaries of the Parent, Bank of America, N.A., as administrative agent and the lenders party thereto (collectively, the "Existing Lenders"), the Existing Lenders were committed to making extensions of credit to the Borrower on the terms and conditions set forth therein;

     WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in its entirety to be effective and binding on the Borrower on the terms and conditions set forth herein; and

     WHEREAS, the Lender has agreed (subject to the terms and conditions herein) to amend and restate the Existing Credit Agreement in its entirety to read as set forth herein;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                                   DEFINITIONS

     1.1 DEFINITIONS.

     As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "Acquisition", by any Person, means the acquisition by such Person of the Capital Stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such Person.

          "Additional Credit Party" means each Person that becomes a Guarantor after the Closing Date by execution of a Joinder Agreement.

          "Adjusted Base Rate" means the Base Rate plus 0.50%.

          "Adjusted Eurodollar Rate" means the Eurodollar Rate plus 3.00%.

          "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Disposition" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise (including pursuant to any casualty or condemnation event).

          "Attorney Costs" means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel.

          "Availability Trigger Date" means (a) the date of delivery of the Compliance Certificate for the four fiscal quarter period ending June 30, 2005 provided that Consolidated EBITDA for the four quarter period then ended is greater than or equal to $30,000,000 or (b) if Consolidated EBITDA for the four quarter period ending June 30, 2005 is less than $30,000,000, the date of delivery of the Compliance Certificate for the four fiscal quarter period ending September 30, 2005.

          "Available Revolving Committed Amount" means Twenty Five Million Dollars ($25,000,000), as such amount may be reduced pursuant to Section
     3.4. Notwithstanding any provision herein to the contrary, commencing on the Availability Trigger Date, the Available Revolving Committed Amount shall no longer be in effect and all references to the Available Revolving Committed Amount contained herein shall be deleted in their entirety.

          "Bank of America" means Bank of America, N.A. and its successors.

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Lender as its "prime rate." The "prime rate" is a rate set by the Lender based upon various factors including the Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the "prime rate" announced by the Lender shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

          "Borrower" means the Person identified as such in the heading hereof, together with any permitted successors and assigns.

          "Borrowing  Base" means,  as of any day, an amount equal to the sum of
     (a) eighty-five percent (85%) of Eligible Receivables plus (b) until such time as the Borrower sells the Meridian Business, (i) twenty percent (20%) of the Eligible Backlog prior to the Availability Trigger Date or (ii) thirty percent (30%) of the Eligible Backlog commencing on and continuing after the Availability Trigger Date; in each case as set forth in the most recent Borrowing Base Certificate delivered to the Lender in accordance with the terms of Section 7.1(d) minus (c) an amount sufficient to reduce the advance rates against Eligible Backlog in an amount satisfactory to the Lender in its sole discretion.

          "Borrowing Base Certificate" shall have the meaning assigned to such term in Section 7.1(d).

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or Atlanta, Georgia are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

          "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
     (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) the Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including the Lender) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

          "Change of Control" means the occurrence of any of the following events: (i) except for any member of the Management Shareholder Group, any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Parent (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of the Parent, (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Parent (together with any new director whose election by the Parent's Board of Directors or whose nomination for election by the Parent's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Parent then in office, or (iii) the Parent shall fail to own directly 100% of the outstanding Capital Stock of the Borrower. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

          "Claims Management System" means the database repository of the Consolidated Parties which tracks all claims through the claim life cycle from prospective claim to work-in-process to approved for invoicing.

          "Closing Date" means the date hereof.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Collateral Documents.

          "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the Foreign Pledge Agreements and such other documents executed and delivered in connection with the attachment and perfection of the Lender's security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

          "Commitment" means the Revolving Commitment and the LOC Commitment.

          "Communications Division" means that certain division of the Borrower which provides telecommunications auditing, custom application development, and advisory services including telecom bill auditing and optimization, call accounting and reporting, contract negotiation and projects requiring secure internet-based transaction processing.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

          "Consolidated Capital Expenditures" means, for any period, all capital expenditures of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

          "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated EBIT for such period, plus (ii) depreciation and amortization expense for such period (to the extent deducted in calculating Consolidated Net Income for such period).

          "Consolidated EBIT" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A)
     Consolidated Interest Expense and (B) total federal, state, local and foreign income, value added and similar taxes, plus (iii) from October 1, 2003 through December 31, 2003, all charges up to $7 million in the aggregate directly related to the Borrower's corporate restructuring plan made during such period plus (iv) from January 1, 2004 through December 31, 2004, all non-recurring charges (excluding costs associated with model evolution) up to $4 million in the aggregate directly related to the Borrower's corporate restructuring plan made during such period plus (v) the non-cash, non-recurring charges up to $3 million in the aggregate directly related to the impairment of the Schultz trade name made during such period plus (vi) the non-cash, non-recurring charge up to $6.6 million related to the change of the Schultz trade name to the extent made during such period, in each case of the Parent and its Subsidiaries on a consolidated basis as determined in accordance with GAAP plus (vii) (A) all severance costs of the Parent and its Subsidiaries to whomever paid during such period and (B) all retirement costs of the Parent and its Subsidiaries paid to John Cook and/or John Toma during such period; provided, that such costs identified in (vii)(A) and (vii)(B) and added back to Consolidated Net Income shall not exceed $6 million in the aggregate.

          "Consolidated Interest Expense" means, for any period, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

          "Consolidated Net Income" means, for any period, net income (excluding any extraordinary items) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP; provided that, for purposes of determining compliance with the Leverage Ratio covenant in Section 7.11(i), there shall be excluded from Consolidated Net Income the effects of (a) any net book loss realized in such period from the sale of the Communications Division or the Ship & Debit Division, (b) any "mark to market" net book losses or gains in such period required in accordance with GAAP, already recorded, or to be recorded prior to the sale of the Communications Business, the Meridian Business or any Discontinued Operation or non-cash charges or gains in such period related to the reclassification of any such Discontinued Operation as "continuing" or "operating" or "discontinued" or "non-operating", (c) the amount of accelerated amortization of goodwill required under FASB 142 for such period, (d) the amount of the write-off of all capitalized loan fees made during the period in which the Closing Date occurs, (e) the amount of expenses incurred during such period to repurchase employee stock options (to the extent permitted hereunder) and (f) the amount of any non-cash stock compensation expense incurred during such period.

          "Consolidated Parties" means a collective reference to the Parent and its Subsidiaries, and "Consolidated Party" means any one of them.

          "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, each Joinder Agreement, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

          "Credit Parties" means a collective reference to the Borrower and the Guarantors, and "Credit Party" means any one of them.

          "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lender, the Notes, the Letters of Credit, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding), (ii) all liabilities and obligations, whenever arising, owing from the Borrower to the Lender, or any Affiliate of the Lender, arising under any Hedging Agreement relating to the Loans and (iii) all obligations under any Treasury Management Agreement between any Credit Party and the Lender or an Affiliate of the Lender.

          "Debt Issuance" means the issuance of any Indebtedness for borrowed money by any Consolidated Party other than Indebtedness permitted by
     Section 8.1.

          "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

          "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Discontinued Operations" means a collective reference to (i) the Meridian Business and (ii) the Ship & Debit Division, and "Discontinued Operation" means any one of them.

          "Dollars" and "$" means dollars in lawful currency of the United States of America.

          "Domestic   Subsidiary"   means,  with  respect  to  any  Person,  any
     Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

          "Eligible Backlog" means as of any date of determination and without duplication, (a) the U.S. Retail Key Client WIP as of the most recent fiscal quarter end multiplied by (b) the lesser of (i) the U.S. Retail Key Client Effective Fee Rate and (ii) twenty percent (20%), multiplied by (c) the lesser of (i) the U.S. Retail Key Client Claim Retention Rate and (i) fifty-five percent (55%).

          "Eligible Receivables" means, as of any date of determination and without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business of the Parent or any of its Domestic Subsidiaries (collectively, the "Receivables"), net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with such Person's internal policies and in any event in accordance with GAAP, but excluding in any event (a) any Receivable which is subject to any Lien that is not a Permitted Lien, (b) Receivables which are more than 60 days past due or 90 days past invoice date (excluding the Wal-Mart Holdback Receivables and Receivables owing from Supervalu), (c) Receivables owing from Supervalu which are more than 60 days past due or 150 days past invoice date, (d) Wal-Mart Holdback Receivables which (i) have a due date more than 365 days past the date the applicable Borrowing Base is measured or (ii) are more than 60 days past due, (e) 100% of the book value of any Receivable not otherwise excluded by clause (b), (c) or (d)(ii) above but owing from an account debtor for whom 20% or more of Receivables owing from it are then excluded by such clause (b), (c) or (d)(ii), (f) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind, (g) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense, (h) Receivables for which any direct or indirect Subsidiary of the Parent or any Affiliate of the Parent is the account debtor, (i) Receivables representing a sale to the government of the United States or any agency or instrumentality thereof unless the Federal Assignment of Claims Act has been complied with to the reasonable satisfaction of the Lender with respect to the granting of a security interest in such Receivable, with or other similar applicable law,
     (j) any Receivable which is not subject to a perfected, first priority Lien in favor of the Lender to secure the Credit Party Obligations, (k) Receivables evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments have been delivered to and are in the possession of the Lender, (l) Receivables owing by an account debtor located outside of the United States (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution reasonably acceptable to the Lender) and (m) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Lender in its reasonable discretion.

          "Engagement Letter" shall mean that certain letter agreement, dated October 6, 2004, between the Lender and the Borrower, as amended, modified, restated or supplemented from time to time.

          "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary of the Parent directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Issuance" means any issuance by any Consolidated Party to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity which is under common control with any Consolidated Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Consolidated Party and which is treated as a single employer under Sections 414(b) or (c) of the Code.

          "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of

     ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "Eurodollar Loan" means any Loan that bears interest at a rate based upon the Eurodollar Rate.

          "Eurodollar Rate" means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Lender from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Rate" for such Interest Period shall be the rate per annum determined by the Lender to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          "Event of Default" shall have the meaning as defined in Section 9.1.

          "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, senior vice president, chief financial officer or treasurer of such Person.

          "Existing Letters of Credit" means the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and the date of expiry on Schedule 1.1(a) attached hereto.

          "Facilities" shall have the meaning assigned to such term in Section 6.16.

          "Fees" means all fees payable pursuant to Section 3.5.

          "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Lender on such day on such transactions as determined by the Lender.

          "First Tier Foreign Subsidiary" means each Foreign Subsidiary which is owned directly by a Credit Party.

          "Foreign Pledge Agreement" means any pledge agreement or similar document governed by laws other than the laws of the state of Georgia entered into by any Credit Party in favor of the Lender, in accordance with the terms hereof, as amended, modified, restated or supplemented from time to time.

          "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

          "Funded Indebtedness" means, with respect to any Person, without duplication, (a) all obligations (other than Hedging Agreements) of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person in accordance with GAAP, (e) the implied principal component of all obligations of such Person under Capital Leases, (f) commercial letters of credit and the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (g) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date), (h) the principal portion of all obligations of such Person under Synthetic Leases, (i) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with
     GAAP), (j) all Funded Indebtedness of others secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (k) all Guaranty Obligations of such Person with respect to Funded Indebtedness of another Person and (l) the Funded Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person.

          "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

          "Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

          "Guarantors" means the Parent, each of the Domestic Subsidiaries of the Parent, each of the Domestic Subsidiaries of the Borrower, each Additional Credit Party which has executed a Joinder Agreement, and any other Person who becomes a Guarantor, together with their successors and permitted assigns, and "Guarantor " means any one of them.

          "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

          "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement.

          "Honor Date" has the meaning set forth in Section 2.2(c).

          "Immaterial Foreign Subsidiary" means, at any time, any First Tier Foreign Subsidiary (i) for which the portion of Consolidated EBITDA attributable to such First Tier Foreign Subsidiary does not exceed 5% of

     Consolidated EBITDA for the most recently ended four fiscal quarter period and (ii) for which the portion of Consolidated EBITDA attributable to such First Tier Foreign Subsidiary, together with the portion of Consolidated EBITDA attributable to all other First Tier Foreign Subsidiaries with respect to which the Lender has not received a pledge of 66% of Capital Stock of such First Tier Foreign Subsidiaries, does not exceed 10% of Consolidated EBITDA for the most recently ended four fiscal quarter period.

          "Indebtedness" means, with respect to any Person, without duplication,
     (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) commercial letters of credit and the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) the principal portion of all obligations of such Person under Synthetic Leases, (l) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) be subject to mandatory sinking fund payments, redemption or other acceleration by a fixed date, (m) all obligations of such Person to repurchase any securities issued by such Person at any time on or prior to the Maturity Date which repurchase obligations are related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (n) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person and (o) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP).

          "Indenture" means that certain Indenture dated as of November 26, 2001 between the Parent and SunTrust Bank, as trustee, as amended or modified in accordance with the terms hereof and thereof.

          "Interest Payment Date" means (a) as to Base Rate Loans, the last Business Day of each calendar month, the date of repayment of principal of such Loan and the Maturity Date, and (b) as to Eurodollar Loans, the last day of each applicable Interest Period, the date of repayment of principal of such Loan and the Maturity Date, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

          "Interest Period" means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice; provided that:

               (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the immediately succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

               (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (c) no Interest Period with respect to any Revolving Loan shall extend beyond the Maturity Date.

          "Investment" means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase or lease of equipment or other assets in the ordinary course of business or the leasing of real property in the ordinary course of business) or (c) any other capital contribution to or investment in any Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

          "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit E hereto, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.12.

          "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

          "Lender" shall have the meaning assigned to such term in the heading hereof.

          "Letter of Credit" means (a) any letter of credit issued by the Lender for the account of the Borrower in accordance with the terms of Section 2.2 and (b) any Existing Letter of Credit.

          "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the Lender.

          "Letter of Credit Expiration Date" means the day that is thirty days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

          "Letter of Credit Fee" shall have the meaning assigned to such term in
     Section 3.5(b).

          "Leverage Ratio" means, with respect to the Consolidated Parties on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Indebtedness of the Consolidated Parties on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means Revolving Loans.

          "Loan Notice" means a written notice of (a) a borrowing of Revolving Loans pursuant to Section 2.1(b)(i), (b) a conversion Loans from one Type to the other, or (c) an extension of Eurodollar Rate Loans, pursuant to
     Section 3.2, which shall be substantially in the form of Exhibit A.

          "LOC Commitment" means the commitment of the Lender to issue Letters of Credit, and to honor payment obligations under Letters of Credit hereunder in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

          "LOC Committed Amount" means an amount equal to TEN MILLION DOLLARS ($10,000,000).

          "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
     (ii) the aggregate of all Unreimbursed Amounts that are not converted to a Revolving Loan.

          "Management Shareholder Group" means (i) John M. Cook, John M. Toma, Stanley B. Cohen, Jonathon Golden, Andy Shultz and Howard Shultz and their respective family members and trusts and/or partnerships created for the benefit of such family members or for charitable purposes.

          "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Parent and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform any material obligation under the Credit Documents to which it is a party or (iii) the material rights and remedies of the Lender under the Credit Documents.

          "Material Foreign Subsidiary" means, at any time, any First Tier Foreign Subsidiary of a Credit Party that is not an Immaterial Foreign Subsidiary.

          "Maturity Date" means May 26, 2006.

          "Meridian" means Meridian Corporation Limited (formerly known as Meridian VAT Corporation Limited), a company incorporated in Jersey.

          "Meridian Business" means (i) the Capital Stock of Meridian and its Subsidiaries or (ii) all or substantially all of the assets of Meridian and its Subsidiaries.

          "Meridian International" means Meridian VAT Processing (International) Limited, a company incorporated in Jersey.

          "Meridian Loan" means the loan by Meridian International to Meridian in an aggregate amount not to exceed approximately 12,700,000 Euros.

          "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which any Consolidated Party or any ERISA Affiliate and at least one employer other than the Consolidated Parties or any ERISA Affiliate are contributing sponsors.

          "Net Cash Proceeds" means the aggregate cash proceeds received by the Consolidated Parties in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, sales commissions and compensation related expenses) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Asset Disposition, Equity Issuance or Debt Issuance.

          "Note" means the Revolving Note.

          "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Other Taxes" shall have the meaning assigned to such term in Section 3.9.

          "Parent" means PRG-Schultz International, Inc., a Georgia corporation, together with any successors and permitted assigns.

          "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1(b); (v) Guaranty Obligations permitted by Section 8.1; (vi) advances or loans to directors, officers, employees, agents, customers or suppliers that do not exceed $500,000 in the aggregate at any one time outstanding for all of the Consolidated Parties; (vii) Investments by one Credit Party in another Credit Party (other than the Parent); (viii) Investments by the Borrower in the Parent in an amount necessary to allow the Parent to pay regularly scheduled interest payments on the Subordinated Debt; (ix)

     Investments  in  Foreign  Subsidiaries  of the  Parent in an amount  not to exceed $4,000,000 in the aggregate during the term of this Credit Agreement; provided, however, that (a) such basket amount shall be increased to $6,000,000 in the aggregate during the term of this Credit Agreement following the delivery of the Compliance Certificate for the fiscal quarter ended March 31, 2005 if (x) Consolidated EBITDA for the three fiscal quarters ended March 31, 2005 is at least $24,500,000 and (y) no Default or Event of Default has occurred and is continuing, (b) such basket amount shall be increased to $6,000,000 in the aggregate during the term of this Credit Agreement following the delivery of the Compliance Certificate for the fiscal quarter ended June 30, 2005 if (x) Consolidated EBITDA for the four quarters ended June 30, 2005 is at least $30,000,000 and (y) no Default or Event of Default has occurred and is continuing, (c) such basket amount shall be increased to $10,000,000 in the aggregate during the term of this Credit Agreement following delivery of the Compliance Certificate for the fiscal quarter ended September 30, 2005 if no Default or Event of Default has occurred and is continuing and (d) such basket amount shall be increased to $15,000,000 in the aggregate during the term of this Credit Agreement following delivery of the Compliance Certificate for the fiscal quarter ended March 31, 2006 if no Default or Event of Default has occurred and is continuing; provided, that for purposes of calculating Investments in Foreign Subsidiaries for purposes of this clause (ix), the actual aggregate Investments in Foreign Subsidiaries shall be reduced by an amount equal to cash repatriated to the United States from Meridian; (x) compensation advances to commissioned auditors made in the ordinary course of business; (xi) Investment by Meridian International in Meridian in the form of the Meridian Loan; and (xii) other loans, advances and Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $1,000,000 in the aggregate at any time outstanding.

          "Permitted Liens" means:

          (i)  Liens  in  favor  of  the  Lender  to  secure  the  Credit  Party
     Obligations;

          (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

          (vi) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

          (vii) Liens on Property of any Person securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

          (viii) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

          (ix) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

          (x) Liens existing as of the Closing Date and set forth on Schedule 1.1(c); provided that (a) no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced;

          (xi) Lien in favor of Meridian International on the Capital Stock of PRG-Schultz UK Ltd. owned by Tamebond which Lien secures the Meridian Loan; and

          (xii) Liens on Property of Meridian or any of its Subsidiaries securing those obligations of Meridian or any of its Subsidiaries permitted under Section 8.1(h).

          "Person"  means any  individual,  partnership,  joint  venture,  firm,
     corporation,   limited  liability  company,  association,  trust  or  other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreement" means the pledge agreement dated as of the Closing Date executed in favor of the Lender by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Receivables" shall have the meaning given such term in the definition of "Eligible Receivables".

          "Register" shall have the meaning given such term in Section 10.3(c).

          "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

          "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "Restricted Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (including without limitation any payment in connection with any merger or consolidation involving any Consolidated Party), or to the direct or indirect holders of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, in their capacity as such (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or to any Credit Party (directly or indirectly through Subsidiaries), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding.

          "Revolving Commitment" means the obligation of the Lender to make Revolving Loans to the Borrower pursuant to Section 2.1.

          "Revolving    Committed   Amount"   means   Thirty   Million   Dollars
     ($30,000,000), as such amount may be reduced pursuant to Section 3.4.

          "Revolving  Loans"  shall have the  meaning  assigned  to such term in
     Section 2.1(a).

          "Revolving  Note"  shall  have the  meaning  assigned  to such term in
     Section 3.12.

          "Revolving Obligations" means, collectively, the Revolving Loans and the LOC Obligations.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to any Consolidated Party of any Property, whether owned by such Consolidated Party as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Consolidated Party to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

          "Security Agreement" means the security agreement dated as of the Closing Date executed in favor of the Lender by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

          "Ship & Debit  Division"  means the discrete  unit within the Borrower
     responsible  for  providing   revenue   recovery   services  to  electronic
     manufacturers and similar businesses.

          "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Subordinated Debt" means the Indebtedness of the Parent evidenced by the Indenture in an aggregate principal amount not to exceed $125,000,000.

          "Subsidiary" means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock.

          "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease.

          "Tamebond" means Tamebond Limited, a U.K. corporation.

          "Taxes" shall have the meaning assigned to such term in Section 3.9.

          "Treasury Management Agreement" means any agreement governing the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.

          "Type" means, with respect to any Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

          "U.S. Retail Key Client Claim Retention Rate" means the sum of (i) the net-approved claims of the Borrower and its Domestic Subsidiaries for U.S. Retail Key Clients for the most recent fiscal quarter and (ii) changes to work-in-process for the Borrower and its Domestic Subsidiaries for U.S. Retail Key Clients for such period, divided by the gross claims of the Borrower and its Domestic Subsidiaries for U.S. Retail Key Clients produced during such period.

          "U.S. Retail Key Client Effective Fee Rate" means the revenue of the Borrower and its Domestic Subsidiaries from the U.S. Retail Key Clients for the most recent fiscal quarter as determined in accordance with GAAP divided by net-approved claims of the Borrower and its Domestic Subsidiaries for U.S. Retail Key Clients for such period.

          "U.S. Retail Key Client WIP" means the claims in the Claims Management System for U.S. Retail Key Clients not yet approved for invoicing, but presented to the client or vendor awaiting approval.

          "U.S. Retail Key Clients" means the top 40 retail clients for revenue recognized of the Borrower and its Domestic Subsidiaries for the most recent fiscal year.

          "Unreimbursed Amount" has the meaning set forth in Section 2.2(c)(i).

          "Unused Fee" shall have the meaning assigned to such term in Section 3.5(a).

          "Unused Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(a).

          "Unused Revolving Committed Amount" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of (i) the outstanding aggregate principal amount of all Revolving Loans plus (ii) the outstanding aggregate principal amount of all LOC Obligations.

          "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Wal-Mart Holdback Receivables" means those certain Receivables owing from Wal-Mart Stores, Inc. with a due date later than one year after the invoice date.

          "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

     1.2 COMPUTATION OF TIME PERIODS.

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3 ACCOUNTING TERMS.

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1; provided, however, if (a) the Credit Parties shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Lender shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lender as to which no such objection shall have been made.

     Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in
Section 7.11 after any Asset Disposition or to determine pro forma compliance with respect to any such Asset Disposition, such Asset Disposition shall be deemed to have occurred on the first day of the four fiscal quarter period immediately preceding the date of such Asset Disposition and the applicable income statement items (whether positive or negative) and Indebtedness attributable to the Person or Property related to the applicable Asset Disposition shall be excluded (rather than included) from such calculation. Notwithstanding the foregoing, following the disposition of the Communications Division, the Meridian Business (to the extent such disposition is approved in writing by the Lender) or Ship & Debit Division, as applicable, the income statement items (whether positive or negative) attributable to such division or business shall be included in the calculation of the financial covenants set forth in Section 7.11 to the extent related to any period applicable in such calculation.



                                    SECTION 2

                                CREDIT FACILITIES

     2.1 REVOLVING LOANS.

          (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Lender agrees to make available to the Borrower revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein;
     provided, however, that the Revolving Obligations outstanding shall not exceed the lesser of (i) the Revolving Committed Amount, (ii) the Available Revolving Committed Amount and (iii) the Borrowing Base. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than eight (8) Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

          (b) Revolving Loan Borrowings.

               (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Lender not later than 11:00 A.M. (Atlanta, Georgia time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify
          (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Loan Notice (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder.

               (ii) Minimum Amounts. Each Revolving Loan that is a Base Rate Loan shall be in a minimum aggregate principal amount of $100,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less), and each Revolving Loan that is a Eurodollar Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

          (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

          (d) Interest. Subject to the provisions of Section 3.1,

               (i) Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

               (ii) Eurodollar Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

     Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

          (e) Revolving Notes. The Revolving Loans made by the Lender shall be evidenced by a duly executed promissory note of the Borrower to the Lender in an original principal amount equal to Revolving Committed Amount and in substantially the form of Exhibit B.

     2.2 LETTER OF CREDIT SUBFACILITY.

          (a) The Letter of Credit Commitment.

               (i) Subject to the terms and conditions set forth herein, the Lender agrees from time to time on any Business Day during the period from the Closing Date to but not including the Maturity Date to issue standby Letters of Credit in Dollars for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

               (ii) The Lender shall be under no obligation to issue any Letter of Credit if:

                    (A) after  giving  effect to such Letter of Credit,  (i) the sum of the outstanding principal amount of Revolving Loans plus the outstanding amount of LOC Obligations would exceed the lesser of (I) the Revolving Committed Amount, (II) the Available Revolving Committed Amount and (III) the Borrowing Base or (ii) the outstanding amount of LOC Obligations would exceed the LOC Committed Amount;

                    (B) any order, judgment or decree of any Governmental Authority or arbitrator with jurisdiction over the Lender shall by its terms purport to enjoin or restrain the Lender from issuing such Letter of Credit, or any Law applicable to the Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Lender shall prohibit, or request that the Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Lender in good faith deems material to it;

                    (C) the expiry date of such Letter of Credit would occur (x)
               after the date five (5) days prior to the Maturity Date or (y) more than twelve months after the date of issuance or last renewal; or

                    (D) the issuance of such Letter of Credit would  violate one or more policies of the Lender.

               (iii) The Lender shall be under no obligation to amend any Letter of Credit if (A) the Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

          (b) Procedures for Issuance and Amendment of Letters of Credit. Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the Lender in the form of a Letter of Credit Application, appropriately completed and signed by an Executive Officer of the Borrower. Such Letter of Credit Application must be received by the Lender not later than 11:00 a.m. (Atlanta, Georgia time) at least three Business Days (or such later date and time as the Lender may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the
     Lender: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Lender may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Lender (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Lender may reasonably require.

          (c) Drawings and Reimbursements. Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the Lender shall promptly notify the Borrower thereof. Not later than 11:00 a.m. (Atlanta, Georgia time) on the date of any payment by the Lender under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the Lender in an amount equal to the amount of such drawing. In the event the Borrower fails to so reimburse the Lender, the Borrower shall be deemed to have requested a borrowing of Revolving Loans to be disbursed on the Honor Date in an amount equal to the amount of the unreimbursed drawing (the "Unreimbursed Amount"), without regard to the minimum and multiples specified in Section 2.1 for the principal amount of Revolving Loans, but subject to the amount of the unutilized portion of the lesser of
     (i) the Revolving Committed Amount, (ii) the Available Revolving Committed Amount and (iii) the Borrowing Base and the conditions set forth in Section
     5.2 (other than the delivery of a Loan Notice). If any Unreimbursed Amount is not fully refinanced by a borrowing of Revolving Loans because the conditions set forth in Section 5.2 cannot be satisfied or for any other reason, the amount of the Unreimbursed Amount that is not so refinanced shall bear interest at the Default Rate until reimbursed by the Borrower.

          (d) Obligations Absolute. The obligation of the Borrower to reimburse the Lender for each drawing under each Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

               (i) any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, any other Credit Document or any other agreement or instrument relating thereto;

               (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Lender or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

               (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

               (iv) any payment by the Lender under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

               (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

     The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to them and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the Lender. The Borrower shall be conclusively deemed to have waived any such claim against the Lender and its correspondents unless such notice is given as aforesaid.


          (e) Role of Lender. The Borrower agrees that, in paying any drawing under a Letter of Credit, the Lender shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. The Lender shall not be liable or responsible for (i) any action taken or omitted in the absence of gross negligence or willful misconduct; or (ii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application; provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Lender, and the Lender may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Lender's bad faith, willful misconduct or gross negligence or the Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          (f) Cash Collateral. If, as of the Maturity Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then outstanding amount of all LOC Obligations. For purposes hereof, "Cash Collateralize" means to pledge and deposit with or deliver to the Lender, as collateral for the LOC Obligations, cash or deposit account balances in an amount equal to the then outstanding amount of all LOC Obligations pursuant to documentation in form and substance satisfactory to the Lender. Derivatives of such term have corresponding meanings. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts with the Lender.

          (g) Applicability of ISP98. Unless otherwise expressly agreed by the Lender and the Borrower when a Letter of Credit is issued, the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.

          (h) Documentary and Processing Charges Payable to Lender. The Borrower shall pay directly to the Lender for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such the Lender relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

          (i) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

          (j) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Parent, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.


                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

     3.1 DEFAULT RATE.

     Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%).

     3.2 EXTENSION AND CONVERSION.

     The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii), (iv) no more than eight (8) Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Loan Notice (or telephonic notice promptly confirmed in writing) to the Lender prior to 11:00 a.m. (Atlanta, Georgia time) on the third Business Day prior to the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (b), (c), (d), (e) and (f) of Section 5.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto.

     3.3 PREPAYMENTS.

          (a) Voluntary Prepayments. The Borrower shall have the right to prepay Revolving Loans in whole or in part from time to time; provided, that (i) Eurodollar Loans may not be prepaid other than at the end of the Interest Period applicable thereto and only then upon notice by the Borrower to the Lender (which may be given by telephone) by no later than 11:00 a.m. (Atlanta, Georgia time) at least three Business Days' prior to the day of the requested prepayment, (ii) Base Rate Loans may be prepaid by the Borrower giving notice to the Lender (which may be given by telephone) no later than 11:00 a.m. (Atlanta, Georgia time) on the date of the requested prepayment and (iii) each partial prepayment of Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000, in the case of Base Rate Loans, and $100,000 and integral multiples of $100,000, in the case of Eurodollar Loans. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect; provided that if the Borrower fails to specify a voluntary prepayment then such prepayment shall be applied to Revolving Loans, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(a) shall be subject to Section 3.11, but otherwise without premium or penalty.

          (b) Mandatory Prepayments.

               (i) Revolving Committed Amount. If at any time (A) the Revolving Obligations then outstanding shall exceed the lesser of (I) the Revolving Committed Amount, (II) the Available Revolving Committed Amount and (III) the Borrowing Base or (B) the aggregate amount of LOC Obligations outstanding shall exceed the LOC Committed Amount, the Borrower shall immediately make payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate such excess.

               (ii) Asset Disposition. The Borrower shall immediately prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of any Asset Disposition (other than any Asset Disposition permitted by Section 8.5(i), (ii), (iii), (iv) or (v)) (to be applied as set forth in Section 3.3(c) below).

               (iii) Equity Issuance. Immediately upon receipt by a Credit Party or any of its Subsidiaries (other than the Parent) of proceeds from any Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance to the Lender (such prepayment to be applied as set forth in Section 3.3(c) below).

               (iv) Debt Issuance. Immediately upon receipt by a Credit Party or any of its Subsidiaries of proceeds from any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lender (such prepayment to be applied as set forth in Section 3.3(c) below).

          (c) Application of Mandatory Prepayments. All amounts required to be paid pursuant to Section 3.3(b) shall be applied as follows: (i) with respect to all amounts prepaid pursuant to Section 3.3(b)(i), first to the Revolving Loans and second to a cash collateral account to secure LOC Obligations and (ii) with respect to all amounts required to be paid pursuant to Section 3.3(b)(ii), (iii) and (iv), first to the Revolving Loans (with a corresponding permanent reduction in the Revolving Committed Amount) and second to cash collateral account to secure LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this
     Section 3.3(c) shall be subject to Section 3.11.

     3.4 TERMINATION AND REDUCTION OF REVOLVING COMMITTED AMOUNT.

          (a) Revolving Commitment. The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount) upon five Business Days' prior written notice to the Lender; provided, that, no such termination or reduction shall be made which would cause the Revolving Obligations outstanding to exceed the lesser of (A) the Revolving Committed Amount, (B) the Available Revolving Committed Amount and (C) the Borrowing Base, unless, concurrently with such termination or reduction, the Loans are repaid to the extent necessary to eliminate such excess.

          (b) Mandatory Reductions. On any date that the Revolving Loans are required to be prepaid pursuant to Sections 3.3(b)(ii), (iii) or (iv), the Revolving Committed Amount automatically shall be permanently reduced by the amount of such required prepayment and/or reduction.

          (c) Available Revolving Committed Amount. If the Revolving Committed Amount is reduced below the Available Revolving Committed Amount pursuant to Section 3.4(a) or (b), the Available Revolving Committed Amount shall immediately be reduced in an amount necessary to eliminate such excess.

     3.5 FEES.

          (a) Unused Fee. In consideration of the Revolving Commitments of the Lender hereunder, the Borrower agrees to pay to the Lender a fee (the "Unused Fee") equal to 0.50% per annum on the Unused Revolving Committed Amount for each day during the applicable Unused Fee Calculation Period (hereinafter defined). The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4 and the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

          (b) Letter of Credit Fees. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Lender a fee (the "Letter of Credit Fee") on the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to 3.00%. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

     3.6 INCREASE COST AND REDUCED RETURN; CAPITAL ADEQUACY.

     (a) If the Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or the Lender's compliance therewith, there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining Eurodollar Loans or (as the case may be) issuing Letters of Credit, or a reduction in the amount received or receivable by the Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.1 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which the Lender is organized or has its lending office), then from time to time upon demand of the Lender, the Borrower shall pay to the Lender such additional amounts as will compensate the Lender for such increased cost or reduction; provided, however, that no such amounts shall be payable hereunder with respect to an increase in costs incurred more than one (1) year before the Lender demands compensation under this Section 3.6(a).

     (b) If the Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by the Lender (or its lending office) therewith, has the effect of reducing the rate of return on the capital of the Lender or any corporation controlling the Lender as a consequence of the Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and the Lender's desired return on capital), then from time to time upon demand of the Lender, the Borrower shall pay to the Lender such additional amounts as will compensate the Lender for such reduction;

provided, however, that no such amounts shall be payable hereunder with respect to a reduction in rate of return incurred more than one (1) year before the Lender demands compensation under this Section 3.6(b).

     3.7 INABILITY TO DETERMINE RATES.

     If the Lender determine that for any reason in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Loan,
(b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan , or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to the Lender of funding such Loan, the Lender will promptly so notify the Borrower. Thereafter, the obligation of the Lender to make or maintain Eurodollar Loans shall be suspended until the Lender revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

     3.8 ILLEGALITY.

     Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for the Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) the Lender shall promptly give written notice of such circumstances to the Borrower (which notice shall be withdrawn whenever such circumstances no longer exist),
(b) the commitment of the Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans, shall forthwith be canceled and, until such time as it shall no longer be unlawful for the Lender to make or maintain Eurodollar Loans, the Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and
(c) the Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Lender such amounts, if any, as may be required pursuant to Section 3.13.

     3.9 TAXES.

     (a) Any and all payments by any Credit Party to or for the account of the Lender hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding taxes imposed on or measured by the Lender's overall net income, and franchise or similar taxes imposed on the Lender (in lieu of, or in addition to, net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Lender is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Credit Document to the Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions, (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty days after the date of such payment, such Credit Party shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof or, if no such receipt is available, other evidence of payment reasonably satisfactory to the Lender.

     (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Credit
Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Credit Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower agrees to indemnify the Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Lender, and
(ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (c) shall be made within thirty days after the date the Lender makes a demand therefor.

     3.10 COMPENSATION.

     Upon demand of the Lender from time to time, the Borrower shall promptly compensate the Lender for and hold the Lender harmless from any loss, cost or expense (other than the loss of anticipated profit) incurred by it as a result of:

          (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

          (b) any failure by the Borrower (for a reason other than the failure of the Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by the Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the

Lender under this Section 3.10, the Lender shall be deemed to have funded each Eurodollar Loan made by it at the Interbank Offered Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

     3.11 PAYMENTS, COMPUTATIONS, ETC.

     Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender in Dollars in immediately available funds, without condition or deduction for any counterclaim, defense, recoupment or setoff not later than 2:00 p.m. (Atlanta, Georgia time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Lender may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower or any other Credit Party maintained with the Lender (with notice to the Borrower or such other Credit Party). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Lender the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

     3.12 EVIDENCE OF DEBT.

     The Loans and issuances of Letters of Credit made by the Lender shall be evidenced by one or more accounts or records maintained by the Lender in the ordinary course of business. The accounts or records maintained by the Lender shall be prima facie evidence of the existence of the amount of the Loans and issuances of Letters of Credit made by the Lender to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Credit Party Obligations. The Borrower shall execute and deliver to the Lender a promissory note, which shall evidence the Revolving Loans in addition to such accounts or records. The promissory note shall be in the form of Exhibit B (the "Revolving Note"). The Lender may attach schedules to the Revolving Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

     3.13 MITIGATION.

     The Lender shall use reasonable efforts to avoid or mitigate any increased cost or suspension of availability of an interest rate under Section 3.6, 3.7,
3.8 and 3.9 to the greatest extent practicable (including transferring the Loans to another lending officer or affiliate of the Lender) unless, in the opinion of the Lender, such efforts would be likely to have an adverse effect upon the Lender.


                                    SECTION 4

                                    GUARANTY

     4.1 THE GUARANTY.

     Each of the Guarantors hereby jointly and severally guarantees to the Lender, each Affiliate of the Lender that enters into a Hedging Agreement or Treasury Management Agreement, and the Lender as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, Hedging Agreements or Treasury Management Agreements, the obligations of each Guarantor under this Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.

     4.2 OBLIGATIONS UNCONDITIONAL.

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, Hedging Agreements or Treasury Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Lender (and any Affiliates of the Lender entering into Hedging Agreements or Treasury Management Agreements) has been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lender in connection with monies received under the Credit Documents, Hedging Agreements or Treasury Management Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement, any Treasury Management Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Treasury Management Agreements shall be done or omitted;

          (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement, any Treasury Management Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Treasury Management Agreements shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Lender as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

          (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement, any Treasury Management Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Treasury Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

     4.3 REINSTATEMENT.

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Lender in connection with such rescission or restoration, including any such reasonable costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.4 CERTAIN ADDITIONAL WAIVERS.

     Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

     4.5 REMEDIES.

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Lender, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of
Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreement, the Pledge Agreement and the other Collateral Documents and that the Lender may exercise its remedies thereunder in accordance with the terms thereof.

     4.6 RIGHTS OF CONTRIBUTION.

     The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Credit Party
Obligations until such time as the Credit Party Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Guarantors shall exercise any such contribution rights until the Credit Party Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.

     4.7 GUARANTEE OF PAYMENT; CONTINUING GUARANTEE.

     The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.

                                    SECTION 5

                                   CONDITIONS

     5.1 CLOSING CONDITIONS.

     The obligation of the Lender to enter into this Credit Agreement and to make the initial Loans or to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lender in its reasonable discretion):

          (a) Executed Credit Documents. Receipt by the Lender of duly executed copies of: (i) this Credit Agreement, (ii) the Note, (iii) the Collateral Documents and (iv) all other Credit Documents, each in form and substance acceptable to the Lender in its reasonable discretion.

          (b) Corporate Documents. Receipt by the Lender of the following:

               (i) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii) Bylaws. A copy of the bylaws of each Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (iii) Resolutions. Copies of resolutions of the Board of Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

               (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (c) Financial Statements. Receipt by the Lender of the consolidated financial statements of the Parent and its Subsidiaries, including balance sheets and income and cash flow statements for the nine month and three month periods ending September 30, 2004 prepared in conformity with GAAP (which financial statements shall not be materially different from the forecast delivered to the Lender as of September 29, 2004) and (ii) such other information relating to the Parent and its Subsidiaries as the Lender may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

          (d) Opinions of Counsel. The Lender shall have received a legal opinion in form and substance reasonably satisfactory to the Lender dated as of the Closing Date from counsel to the Credit Parties.

          (e) Personal Property Collateral. The Lender shall have received:

               (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Lender's security interest in the Collateral (it being understood and agreed that liens are not to be perfected with respect to personal property located in certain field offices), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

               (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Lender's reasonable discretion, to perfect the Lender's security interest in the Collateral;

               (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Lender in order to perfect the Lender's security interest in the Collateral;

               (iv) all stock certificates evidencing the Capital Stock pledged to the Lender pursuant to the Pledge Agreement, together with duly executed in blank, undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Lender in its reasonable discretion under the law of the jurisdiction of incorporation of such Person);

               (v) such patent/trademark/copyright filings as requested by the Lender in order to perfect the Lender's security interest in the Collateral; and

               (vi) duly executed consents as are necessary, in the Lender's sole discretion, to perfect the Lender's security interest in the Collateral.

          (f) Priority of Liens. The Lender shall have received satisfactory evidence that (i) the Lender holds a perfected, first priority Lien on all Collateral and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

          (g) Evidence of Insurance. Receipt by the Lender of copies of insurance policies or certificates of insurance of the Consolidated Parties evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Lender as sole loss payee.

          (h) Material Adverse Effect. No material adverse change shall have occurred since December 31, 2003 in the condition (financial or otherwise), business, assets, operations, management or prospects of the Consolidated Parties taken as a whole.

          (i) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Consolidated Party that could reasonably be expected to have a Material Adverse Effect.

          (j) Officer's Certificates. The Lender shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Closing Date stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or, to the knowledge of such Executive Officer, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, and (D) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each Credit Party is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and
     (4) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.11.

          (k) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Lender, including, without limitation, payment to the Lender of the fees set forth in the Engagement Letter (and the term sheet attached thereto).

          (l) Opening Borrowing Base Report. The Lender shall have received a Borrowing Base Certificate executed by an Executive Officer certifying the Borrowing Base as of the most recent month end for which the financial records have been closed by the Borrower.

          (m) Other. Receipt by the Lender of such other documents, instruments, agreements or information as reasonably requested by the Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.

     5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT.

     The obligations of the Lender to make, convert or extend any Loan and to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

          (a) The Borrower shall have delivered (i) in the case of any Revolving Loan, an appropriate Loan Notice or (ii) in the case of any Letter of Credit, the Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2(b);

          (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

          (c) There shall not have been commenced against any Consolidated Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

          (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto;

          (e) No circumstances, events or conditions shall have occurred since December 31, 2003 which would have a Material Adverse Effect; and

          (f) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding shall not exceed the lesser of (A) the Revolving Committed Amount, (B) the Available Revolving Committed Amount and (C) the Borrowing Base, (ii) the LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Loan Notice and each request for a Letter of Credit pursuant to Section 2.2(b) shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b),
(c), (d), (e) and (f) above.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

     The Credit Parties hereby represent to the Lender that:

     6.1 FINANCIAL CONDITION.

     The financial statements delivered to the Lender pursuant to Section 5.1(c) and Section 7.1(a) and (b), (i) have been prepared in accordance with GAAP and
(ii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods.

     6.2 NO MATERIAL CHANGE.

     Since December 31, 2003 (a) there has been no development or event relating to or affecting a Consolidated Party which has had or could reasonably be expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Consolidated Party nor has any of the Capital Stock in a Consolidated Party been redeemed, retired, purchased or otherwise acquired for value.

     6.3 ORGANIZATION AND GOOD STANDING.

     Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could not be reasonably expected to have a Material Adverse Effect.

     6.4 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit
Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party, except for filings to perfect the Liens created by the

Collateral Documents. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5 NO CONFLICTS.

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

     6.6 NO DEFAULT.

     No  Consolidated  Party is in default in any  respect  under any  contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lender.

     6.7 OWNERSHIP.

     Each Consolidated Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

     6.8 INDEBTEDNESS.

     Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

     6.9 LITIGATION.

     Except as provided on Schedule 6.9, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

     For the avoidance of doubt, if any action, suit or legal, equitable, arbitration or administrative proceedings identified on Schedule 6.9 shall result in or lead to a Material Adverse Effect, the Credit Parties hereby agree that the Lender shall be under no obligation to make, convert or extend any Loan or to issue or extend any Letter of Credit hereunder.

     6.10 TAXES.

     Each Consolidated Party has filed, or caused to be filed (except for those tax returns identified on Schedule 6.10), all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Consolidated Party.

     6.11 COMPLIANCE WITH LAW.

     Each Consolidated Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not have a Material Adverse Effect.

     6.12 ERISA.

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in material compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no Lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) Neither any Consolidated Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Consolidated Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any material liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any Person against any such material liability.

          (e) Neither any Consolidated Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

          (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lender's representation in Section 10.16 with respect to its source of funds and is subject, in the event that the source of the funds used by the Lender in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of Section 4975(e)(1) of the Code.

     6.13 SUBSIDIARIES.

     Set forth on Schedule 6.13 is a complete and accurate list of all Subsidiaries of each Consolidated Party. Information on Schedule 6.13 includes jurisdiction of incorporation or organization, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Consolidated Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.13, no Consolidated Party has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. Schedule 6.13 may be updated from time to time by the Borrower by giving written notice thereof to the Lender.

     6.14 GOVERNMENTAL REGULATIONS, ETC.

          (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, in any manner that would constitute a violation of Regulation T, Regulation U or Regulation X. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Consolidated Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X. If requested by the Lender, the Borrower will furnish to the Lender a statement to the effect of the foregoing sentences in conformity with the requirements of FR Form U-1 referred to in Regulation U.

          (b) No Consolidated Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the
     Investment Company Act of 1940, each as amended. In addition, no Consolidated Party is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (c) No director, executive officer or principal shareholder of any Consolidated Party is a director, executive officer or principal shareholder of the Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to the Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

          (d) Except where the failure to have or hold any such item would not have a Material Adverse Effect, each Consolidated Party has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the ownership of its respective Property and to the conduct of its respective businesses as presently conducted.

          (e) No Consolidated Party is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

          (f) Each Consolidated Party is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

     6.15 PURPOSE OF LOANS AND LETTERS OF CREDIT.

     The  proceeds of the Loans  hereunder  shall be used solely by the Borrower
(i) for working capital (ii) to make Consolidated Capital Expenditures, (iii) to refinance existing Indebtedness of the Borrower on the Closing Date and (iv) for general corporate purposes. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

     6.16 ENVIRONMENTAL MATTERS.

     Except where failure to comply could not reasonably be expected to have a Material Adverse Effect:

          (a) Each of the facilities and properties owned, leased or operated by the Consolidated Parties (the "Facilities") and all operations at the Facilities are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Facilities or the businesses operated by the Consolidated Parties (the "Businesses"), and there are no conditions relating to the Businesses or Facilities that would be reasonably likely to give rise to liability under any applicable Environmental Laws.

          (b) None of the Facilities contains, or has previously contained, any Hazardous Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation of, or would be reasonably likely to give rise to liability under, Environmental Laws.

          (c) No Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Consolidated Party have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Hazardous Materials have not been transported or disposed of from the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities or any other location, in each case by or on behalf of the Borrower or any Subsidiary of the Parent in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Consolidated Parties, the Facilities or the Businesses.

          (f) There has been no release or, threat of release of Hazardous Materials by the Borrower or its Subsidiaries at or from the Facilities, or arising from or related to the operations (including, without limitation, disposal) of the Borrower or any Subsidiary of the Parent in connection with the Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that would be reasonably likely to give rise to liability under Environmental Laws.

     6.17 INTELLECTUAL PROPERTY.

     Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not have a Material Adverse Effect. Set forth on Schedule 6.17 is a list of all Intellectual Property owned by each Consolidated Party or that any Consolidated Party has the right to use. Except as provided on Schedule 6.17, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Consolidated Party does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse Effect.

     6.18 SOLVENCY.

     Each  Credit  Party  is  and,  after   consummation  of  the   transactions
contemplated by this Credit Agreement, will be Solvent.

     6.19 INVESTMENTS.

     All Investments of each Consolidated Party are Permitted Investments.

     6.20 LOCATION OF COLLATERAL.

     Set forth on Schedule 6.20 is the exact legal name, jurisdiction of incorporation or organization and chief executive office of each Credit Party.
Schedule 6.20 may be updated from time to time by the Borrower by written notice to the Lender.

     6.21 DISCLOSURE.

     Neither this Credit Agreement nor any financial statements delivered to the Lender nor any other document, certificate or statement furnished to the Lender by or on behalf of any Consolidated Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

     6.22 BROKERS' FEES.

     No Consolidated Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents.

     6.23 LABOR MATTERS.

     There are no collective bargaining agreements or Multiemployer Plans covering the employees of a Consolidated Party as of the Closing Date and none of the Consolidated Parties has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

                                    SECTION 7

                              AFFIRMATIVE COVENANTS

     Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other
Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     7.1 INFORMATION COVENANTS.

     The Credit Parties will furnish, or cause to be furnished, to the Lender:

          (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Lender and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern.

          (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations for such fiscal quarter and cash flows for such year to date, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in a form satisfying the Securities and Exchange Commission requirements for a 10-Q filing or otherwise in reasonable form and detail and reasonably acceptable to the Lender, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

          (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit C, (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (d) Borrowing Base Certificate. Within thirty (30) days after the end of each calendar month, a certificate as of the end of such calendar month, substantially in the form of Exhibit D and certified by an Executive Officer of the Borrower to be true and correct in all material respects as of the date thereof (a "Borrowing Base Certificate"), together with supporting detail for the calculation of the Borrowing Base contained in such Borrowing Base Certificate (in form reasonably satisfactory to the Lender).

          (e) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

          (g) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Consolidated Party shall send to its shareholders or to a holder of any Indebtedness owed by any Consolidated Party in its capacity as such a holder and (ii) upon the request of the Lender, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (h) Notices. Upon obtaining knowledge thereof, the Credit Parties will give written notice to the Lender promptly of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could be reasonably expected to have a Material Adverse Effect, or (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan.

          (i) ERISA. Upon obtaining knowledge thereof, the Credit Parties will give written notice to the Lender promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Lender with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (j) Environmental.

               (i) Upon the reasonable written request of the Lender, the Credit Parties will furnish or cause to be furnished to the Lender, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Lender as to the nature and extent of the presence of any Hazardous Materials on any Facilities that are either owned by a Credit Party or for which the Credit Party is the tenant for a majority of the usable space, and as to the compliance by any Consolidated Party with Environmental Laws at such Facilities. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Lender may arrange for same, and the Consolidated Parties hereby grant to the Lender and their representatives access to the Facilities to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Lender pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

               (ii) The Consolidated Parties will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from or affecting any of the Facilities referred to in the preceding clause (i) to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Facilities to the extent any failure could have a Material Adverse Effect.

          (k) Additional Patents and Trademarks. At the time of delivery of the financial statements and reports provided for in Section 7.1(a), a report signed by the chief financial officer or treasurer of the Borrower setting forth (i) a list of registration numbers for all patents and copyrights awarded to any Consolidated Party since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications and copyright applications submitted by any Consolidated Party since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Lender.

          (l) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Lender may reasonably request.

     7.2 PRESERVATION OF EXISTENCE AND FRANCHISES.

     Except as a result of or in connection with a merger of a Subsidiary permitted under Section 8.4, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

     7.3 BOOKS AND RECORDS.

     Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     7.4 COMPLIANCE WITH LAW.

     Each Credit Party will, and will cause each of its Subsidiaries to, comply with all Laws and all orders, writs, injunctions and decrees applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could be reasonably expected to have a Material Adverse Effect.

     7.5 PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

     Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no Consolidated Party shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could be reasonably expected to have a Material Adverse Effect.

     7.6 INSURANCE.

          (a) Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Lender shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Lender, that it will give the Lender thirty
     (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Consolidated Party or any other Person shall affect the rights of the Lender under such policy or policies. The present insurance coverage of the Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on
     Schedule 7.6.

          (b) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Lender generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise in the best interest of such Credit Party; and (ii) would not materially impair the rights and benefits of the Lender under the Collateral Documents, any other Credit Document, any Hedging Agreement or any Treasury Management Agreement. In the event a Credit Party shall receive any proceeds of such insurance in a net amount in excess of $100,000, such Credit Party will immediately pay over such proceeds to the Lender, for payment on the Credit Party Obligations; provided, however, that the Lender agrees to release such insurance proceeds to such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if, but only if, (A) no Default or Event of Default shall have occurred and be continuing at the time of release, (B) written application for such release is received by the Lender from such Credit Party within 30 days of receipt of such proceeds and (C) the Lender has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds.

     7.7 MAINTENANCE OF PROPERTY.

     Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

     7.8 PERFORMANCE OF OBLIGATIONS.

     Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

     7.9 USE OF PROCEEDS.

     The Borrower will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in Section 6.15.

     7.10 AUDITS/INSPECTIONS.

     Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Lender, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Lender or its representatives to investigate and verify the accuracy of information and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Lender, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Credit Parties.

     7.11 FINANCIAL COVENANTS.

          (i) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties during the periods set forth below, shall be less than or equal to:

               (a) From July 1, 2004 to and including September 30, 2004, 4.85 to 1.0;

               (b) From October 1, 2004 to and including December 31, 2004, 4.90 to 1.0

               (c) From January 1, 2005 to and including March 31, 2005, 5.45 to 1.0;

               (d) From April 1, 2005 to and  including  June 30, 2005,  5.50 to
          1.0;

               (e) From July 1, 2005 to and including September 30, 2005, 4.60 to 1.0;

               (f) From October 1, 2005 to and including December 31, 2005, 3.95 to 1.0; and

               (g) From January 1, 2006 to and including March 31, 2006, 3.50 to 1.0.

          (ii) Consolidated EBITDA. Consolidated EBITDA of the Consolidated Parties shall not be less than (a) $6,300,000 for the three month period ending September 30, 2004, (b) $19,900,000 for the six month period ending December 31, 2004, (c) $19,900,000 for the nine month period March 31, 2005, (d) $26,300,000 for the four fiscal quarter period ending June 30, 2005, (e) $31,800,000 for the four fiscal quarter period ending September 30, 2005 and (f) $35,300,000 for the four fiscal quarter period ending
     December  31,  2005  and  for  each  four  fiscal   quarter  period  ending
     thereafter.

     7.12 ADDITIONAL CREDIT PARTIES.

          (a) As soon as practicable and in any event within 45 days after any Person becomes a Domestic Subsidiary of any Credit Party, the Borrower shall provide the Lender with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit E, (b) cause 100% of the Capital Stock of such Person to be delivered to the Lender (together with undated stock powers signed in blank) and pledged to the Lender pursuant to an appropriate pledge agreement(s) in form acceptable to the Lender in its reasonable discretion and cause such Person to deliver such other documentation as the Lender may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, and favorable opinions of counsel to such Person all in form, content and scope reasonably satisfactory to the Lender.

          (b) As soon as practicable and in any event within 180 days after any Person becomes a Material Foreign Subsidiary of any Credit Party, the Borrower shall provide the Lender with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall cause 66% of the Capital Stock of such Person to be delivered to the Lender (together with undated stock powers signed in blank (unless, such stock powers are deemed unnecessary by the Lender in its reasonable discretion under the law of the jurisdiction of incorporation of such Person)) and pledged to the Lender pursuant to an appropriate pledge agreement(s) in form acceptable to the Lender in its reasonable discretion and cause such Person to deliver such other documentation as the Lender may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, certified resolutions and other organizational and authorizing documents of such Person, and favorable opinions of counsel to such Person all in form, content and scope reasonably satisfactory to the Lender. It is specifically understood and agreed that no Material Foreign Subsidiary shall be required to pledge any of the Capital Stock of any Foreign Subsidiary owned by such Material Foreign Subsidiary.

     7.13 ENVIRONMENTAL LAWS.

          (a) The Consolidated Parties shall comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

          (b) The Consolidated Parties shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

          (c) The Consolidated Parties shall defend, indemnify and hold harmless the Lender, and its employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or the Facilities, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

     7.14 COLLATERAL.

     If, subsequent to the Closing Date, a Credit Party shall acquire any real property, intellectual property, securities instruments, chattel paper or other personal property required to be delivered to the Lender as Collateral hereunder or under any of the Collateral Documents, the Borrower shall notify the Lender of same in each case as soon as practicable after the acquisition thereof or execution of such lease agreement, as appropriate. Each Credit Party shall take such action as reasonably requested by the Lender and at its own expense, to ensure that the Lender shall have a first priority perfected Lien in all real property and personal property of the Credit Parties (whether now owned or hereafter acquired), subject only to Permitted Liens.

                                    SECTION 8

                               NEGATIVE COVENANTS

     Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other
Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     8.1 INDEBTEDNESS.

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

          (b) Indebtedness of the Consolidated Parties set forth in Schedule 8.1 (and renewals, refinancings and extensions thereof);

          (c) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by any Consolidated Party to finance the purchase of fixed assets provided that (i) the total of all such purchase money Indebtedness (including any such purchase money Indebtedness referred to in subsection (b) above) shall not exceed an aggregate principal amount of $10,000,000 at any one time outstanding; (ii) such purchase money Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such purchase money Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (d) obligations of the Consolidated Parties in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

          (e) other unsecured Indebtedness of the Consolidated Parties in an amount not to exceed $5,000,000 in the aggregate at any one time;

          (f) the Subordinated Debt;

          (g) unsecured intercompany Indebtedness owing by a Consolidated Party to a Credit Party (permitted under Section 8.6);

          (h) obligations of Meridian or any of its Subsidiaries with respect to any letter of credit, bond or other surety provided for the account of Meridian or any of its Subsidiaries to support Meridian's or any of its Subsidiaries' obligations to the French VAT authorities; provided, that (i) the aggregate amount of such obligations shall not exceed $6,000,000 in the aggregate and (ii) such Indebtedness shall not have a cross-default to the Indebtedness arising under this Credit Agreement and the other Credit Documents; and

          (i) the Meridian Loan.

     8.2 LIENS.

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property (other than any "margin stock" within the meaning of Regulation U), whether now owned or after acquired, except for Permitted Liens.

     8.3 NATURE OF BUSINESS.

     The Credit Parties will not permit any Consolidated Party to materially alter the nature of the business conducted by such Person as of the Closing Date.

     8.4 CONSOLIDATION, MERGER, DISSOLUTION, ETC.

     The Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.4, (a) the Parent or the Borrower may merge or consolidate with any of its Subsidiaries provided that (i) the Parent or the Borrower shall be the continuing or surviving corporation, (ii) the Parent shall not merge or consolidate with the Borrower, (iii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Lender may reasonably request in order to maintain the perfection and priority of the Lender's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction and
(iv) after giving effect to such transaction, no Default or Event of Default exists, (b) any Credit Party other than the Borrower and the Parent may merge or consolidate with any other Credit Party other than the Borrower or the Parent provided that (i) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Lender may reasonably request in order to maintain the perfection and priority of the Lender's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction and (ii) after giving effect to such transaction, no Default or Event of Default exists, (c) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that (i) such Credit Party shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Lender may reasonably request in order to maintain the perfection and priority of the Lender's liens on the assets of the Credit Parties as required by Section 7.14 after giving effect to such transaction and (iii) after giving effect to such transaction, no Default or Event of Default exists, and (d) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party provided that, after giving effect to such transaction, no Default or Event of Default exists.

     8.5 ASSET DISPOSITIONS.

     The Credit Parties will not permit any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than:

          (i) the sale of inventory in the ordinary course of business for fair consideration;

          (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business;

          (iii) the sale, transfer or other disposition of "margin stock" within the meaning of Regulation U;

          (iv) other sales of assets in an aggregate amount not to exceed $1,000,000 in any fiscal year; and

          (v) the sale of the Ship & Debit Division; provided that (A) the Borrower receives at least $1,000,000 in Net Cash Proceeds from the sale of such division and (B) the Borrower immediately prepays the Loans with such Net Cash Proceeds in accordance with the terms of Section 3.3(b)(ii).

     Upon a sale of assets permitted by this Section 8.5, the Lender shall deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Lender's security interest in such assets.

     8.6 INVESTMENTS.

     The Credit Parties will not permit any Consolidated Party to make Investments in or to any Person, except for Permitted Investments.

     8.7 RESTRICTED PAYMENTS.

     The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower (directly or indirectly through Subsidiaries) and (c) the Borrower may make distributions to the Parent in an amount necessary to pay interest on the Subordinated Debt.

     8.8 TRANSACTIONS WITH AFFILIATES.

     The Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Consolidated Party other than (a) normal compensation and reimbursement of expenses of officers and directors and (b) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate of such Consolidated Party. Notwithstanding the foregoing, Meridian International is permitted to make the Meridian Loan.

     8.10 FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

     The Credit Parties will not permit any Consolidated Party to (a) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in a manner materially adverse to the Lender or (b) change its fiscal year; it being understood and agreed that any amendment to the articles of incorporation of PRGRS, Inc. that provides the books and records of such Credit Party will be maintained in the Cayman Islands or Bermuda shall not be deemed to be materially adverse to the Lender. The Credit Parties will promptly deliver to the Lender copies of any amendments, modifications and changes to the articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) of any Consolidated Party.

     8.11 LIMITATION ON RESTRICTED ACTIONS.

     The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law, (iii) the Indenture or (iv) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith.

     8.12 OWNERSHIP OF SUBSIDIARIES.

     Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any Consolidated Party to (i) permit any Person (other than the Parent or any Wholly-Owned Subsidiary of the Parent) to own any Capital Stock of any Subsidiary of the Parent, (ii) permit any Subsidiary of the Parent to issue Capital Stock (except to the Parent or to a Wholly-Owned Subsidiary of the Parent), (iii) permit, create, incur, assume or suffer to exist any Lien thereon, in each case except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries or
(B) for Permitted Liens and (iv) notwithstanding anything to the contrary contained in clause (ii) above, permit any Subsidiary of the Parent to issue any shares of preferred Capital Stock.

     8.13 SALE LEASEBACKS.

     Except for transactions permitted by Section 8.1(c) hereof, the Credit Parties will not permit any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Consolidated Party has sold or transferred or is to sell or transfer to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

     8.14 CAPITAL EXPENDITURES.

     The  Credit  Parties  will  not  permit  aggregate   Consolidated   Capital
Expenditures for any fiscal year to exceed $12 million.

     8.15 NO FURTHER NEGATIVE PLEDGES.

     The Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the Indenture or (c) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith.

     8.16 LIMITATION ON FOREIGN EBITDA.

     The Credit Parties will not permit the aggregate portion of Consolidated EBITDA for any period attributable to First Tier Foreign Subsidiaries which are not Material Foreign Subsidiaries to exceed 10% of Consolidated EBITDA for such period.

     8.17 SUBORDINATED DEBT.

     No Credit Party will, nor will it permit any of its Subsidiaries to (a) make or offer to make any principal payments with respect to the Subordinated Debt, (b) redeem or offer to redeem any of the Subordinated Debt, (c) deposit any funds intended to discharge the Subordinated Debt or (d) amend or modify the Subordinated Debt in any manner that would adversely affect the Lender without the prior written consent of the Lender.

     8.18 NOTICE UNDER THE INDENTURE.

     The Parent covenants and agrees that it will give the written notice pursuant to Section 11.11 of the Indenture to the Trustee (as defined in the Indenture) immediately upon the request of the Lender.


                                    SECTION 9

                                EVENTS OF DEFAULT

     9.1 EVENTS OF DEFAULT.

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

          (a) Payment. Any Credit Party shall default, and such default shall continue for five (5) or more Business Days, in the payment when due of any principal of or interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

          (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

          (c) Covenants. Any Credit Party shall

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.11, 7.12 or 7.14 or Section 8;

               (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b), (c), (d) or
          (e) and such default shall continue unremedied for a period of at least 5 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Lender; or

               (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Lender; or

          (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) except as a result of or in connection with a merger of a Subsidiary permitted under Section 8.4, any Credit Document shall fail to be in full force and effect or to give the Lender the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

          (e) Guaranties. Except as the result of or in connection with a merger of a Subsidiary permitted under Section 8.4, the guaranty given by any Guarantor hereunder (including any Additional Credit Party) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Additional Credit Party) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty (subject to applicable grace and cure periods, if any); or

          (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Consolidated Party; or

          (g) Defaults under Other Agreements.

               (i) Any Consolidated Party shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Consolidated Parties, taken as a whole; or

               (ii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $1,000,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          (h) Judgments. One or more judgments or decrees shall be entered against one or more of the Consolidated Parties involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) ERISA. Any of the following events or conditions, if such event or condition could have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
     Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Lender, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability;

          (j) Ownership. There shall occur a Change of Control; or

          (j) Subordinated Debt. There shall occur (a) an "Event of Default" under, and as defined in, the Indenture or (b) a "Change in Control" (or any comparable term) under and as defined in the Indenture.

     9.2 ACCELERATION; REMEDIES.

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Lender or cured to the satisfaction of the Lender in its reasonable discretion, the Lender shall, by written notice to the Credit Parties, take any of the following actions:

          (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

          (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Lender hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

          (c) Cash Collateral. Direct the Credit Parties to pay (and the Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), they will immediately pay) to the Lender additional cash, to be held by the Lender, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur with respect to the Borrower, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Lender hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Lender.

     9.3 APPLICATION OF FUNDS.

     After the exercise of remedies provided for in Section 9.2 (or after the Loans have automatically become immediately due and payable and the LOC Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.2), any amounts received on account of the Credit Party Obligations shall be applied by the Lender in the manner determined by the Lender in its sole discretion. Any surplus remaining after payment in full of the Credit Party Obligations shall be returned to the Borrower or whomsoever a court of competent jurisdiction shall determine to be entitled thereto.



                                   SECTION 10

                                  MISCELLANEOUS

     10.1 NOTICES.

     (a) Notices Generally. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit

Parties and the Lender, set forth below, or at such other address as such party may specify by written notice to the other parties hereto:

     if to any Credit Party:

                  PRG-Schultz USA, Inc.
                  600 Galleria Parkway, Suite 100
                  Atlanta, Georgia 30339
                  Attn:  Chief Financial Officer
                  Telephone:  (770) 779-3230
                  Telecopy:  (770) 779-3042

     with a copy to:

                  PRG-Schultz USA, Inc.
                  600 Galleria Parkway, Suite 100
                  Atlanta, Georgia 30339
                  Attn:  General Counsel
                  Telephone:  (770) 779-3051
                  Telecopy:  (770) 779-3034

     if to the Lender:

                  Bank of America, N.A.
                  600 Peachtree Street, NE
                  13th Floor
                  Atlanta, Georgia  30308
                  Attn:  Nancy S. Goldman
                  Telephone:  (404) 607-4483
                  Telecopy:    (404) 607-6343

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

     (b) Electronic Communications. Notices and other communications to the Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

     (c) Change of Address, Etc. Each of the Borrower and the Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.

     (d) Reliance by Lender. The Lender shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by an executive officer of the Borrower on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Lender and its Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Lender may be recorded by the Lender, and each of the parties hereto hereby consents to such recording.

     10.2 RIGHT OF SET-OFF; ADJUSTMENTS.

     Upon the occurrence and during the continuance of any Event of Default, the Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether the Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. The Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 10.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Lender may have.

     10.3 SUCCESSORS AND ASSIGNS.

     (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Credit Parties may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by any Credit

Party without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

     (b) The Lender may assign all or a portion of its rights and obligations under this Credit Agreement (including all or any portion of the Loans) provided that, so long as no Event of Default then exists, the Borrower shall have consented to the assignment (such consent shall not be unreasonably withheld or delayed). From and after the effective date of such assignment, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such assignment, have the rights and obligations of the Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such assignment, be released from its obligations under this Credit Agreement (and, in the case of an assignment covering all of the assigning Lender's rights and obligations under this Credit Agreement, the assigning Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 10.4, 10.8 and 10.12). Upon request by the assigning Lender and/or the assignee Lender, the Borrower shall execute and deliver new or replacement Revolving Notes to the assigning Lender and the assignee Lender.

     (c) Notwithstanding anything herein to the contrary, the Lender may at any time, without the consent of the Borrower, pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under the Revolving Note) to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

     10.4 EXPENSES; INDEMNIFICATION.

     (a) The Credit Parties jointly and severally agree to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Credit Documents. The Credit Parties further jointly and severally agree to pay on demand all reasonable costs and expenses of the Lender, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

     (b) Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless the Lender and its respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Credit Party, any Affiliate of any Credit Party or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Credit Party Obligations) be asserted or imposed against any Indemnitee, arising out of or relating to, the Credit Documents, any predecessor Credit Documents, the Commitments, the use or contemplated use of the proceeds of any Extension of Credit, or the relationship of any Credit Party and the Lender under this Credit Agreement or any other Credit Document; (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary of the Parent, or any Environmental Liability related in any way to the Borrower or any Subsidiary of the Parent; (d) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (e) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including reasonable fees and costs of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Credit Party Obligations.

     (c) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 10.4 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     10.5 AMENDMENTS, WAIVERS AND CONSENTS.

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Lender and the Borrower.

     10.6 COUNTERPARTS.

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

     10.7 HEADINGS.

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     10.8 SURVIVAL.

     All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.11, 3.12, 10.5 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     10.9 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

          (a) THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF GEORGIA applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA SITTING IN COBB COUNTY, GEORGIA OR OF THE UNITED STATES
     FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS CREDIT AGREEMENT, EACH CREDIT PARTY AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH CREDIT PARTY AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY CREDIT DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH CREDIT PARTY AND THE LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     10.10 WAIVER OF JURY TRIAL.

     EACH PARTY TO THIS CREDIT AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     10.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lender, regardless of any investigation made by the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default at the time of any Loans and issuances of Letters of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

     10.12 SEVERABILITY.

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     10.13 ENTIRETY.

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     10.14 BINDING EFFECT; TERMINATION.

          (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lender and it shall have been executed by each Credit Party and the Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Credit Party, the Lender and its respective successors and assigns.

          (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

     10.15 CONFIDENTIALITY.

     The Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (the Lender agrees to provide notice of any such requirement to the Borrower and, to the extent reasonably requested by the Borrower, cooperate with the Borrower and its Subsidiaries if the Borrower or any of its Subsidiaries seeks to have such Information subject to a protective order); (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Credit Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Lender on a nonconfidential basis from a source other than the Credit Parties; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about the Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to the Lender or its Affiliates. In addition, the Lender may disclose the existence of this Credit Agreement and information about this Credit Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Lender in connection with the administration and management of this Credit Agreement, the other Credit Documents, the Commitment, and the Loans and issuances of Letters of Credit. For the purposes of this Section, "Information" means all information received from any Credit Party or any Subsidiary of the Parent relating to any Credit Party or any Subsidiary of the Parent or its business, other than any such information that is available to the Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary of the Parent. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Lender acknowledges that it is aware that the Borrower is a public company with securities that are publicly traded and that the Information includes material non-public Information.

     10.16 CONFLICT.

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

     10.17 USA PATRIOT ACT NOTICE.

     The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

                           [Signature Pages to Follow]

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                        PRG-SCHULTZ USA, INC.,
                                 a Georgia corporation

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance,
                                          Chief Financial Officer and Treasurer


GUARANTORS:                      PRG-SCHULTZ INTERNATIONAL, INC.,
                                 a Georgia corporation

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance,
                                 Chief Financial Officer and Treasurer


                                 PRGFS, INC.,
                                 PRGLS, INC.,
                                 each a Delaware corporation

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance


                                 PRGRS, INC., a Delaware corporation

                                 By:    /s/ John M. Cook
                                    -----------------------------------------
                                 Name:  John M. Cook
                                      ---------------------------------------
                                 Title: Chairman & Chief Executive Officer
                                       --------------------------------------


                                 PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                                 PRG HOLDING CO. (FRANCE) NO. 2, LLC,
                                 each a Delaware limited liability company

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance,
                                 Chief Financial Officer and Treasurer

GUARANTORS:                      THE PROFIT RECOVERY GROUP ASIA, INC.,
                                 PRG-SCHULTZ CANADA, INC.,
                                 THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                                 THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                                 THE PROFIT RECOVERY GROUP MEXICO, INC.,
                                 PRG-SCHULTZ FRANCE, INC.,
                                 PRG-SCHULTZ AUSTRALIA, INC.,
                                 PRG-SCHULTZ BELGIUM, INC.,
                                 PRG-SCHULTZ CHILE, INC.,
                                 THE PROFIT RECOVERY GROUP GERMANY, INC.,
                                 PRG INTERNATIONAL, INC.,
                                 THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                                 THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                                 THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                 THE PROFIT RECOVERY GROUP ITALY, INC.,
                                 PRG-SCHULTZ NORWAY, INC.,
                                 PRG-SCHULTZ PORTUGAL, INC.,
                                 PRG-SCHULTZ JAPAN, INC.,
                                 THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                                 PRG-SCHULTZ PUERTO RICO, INC.,
                                 PRG USA, INC.,
                                 each a Georgia corporation

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance,
                                 Chief Financial Officer and Treasurer


                                 HS&A ACQUISITION - UK, INC.,
                                 a Texas corporation

                                 By: /s/ James E. Moylan, Jr.
                                    -----------------------------------------
                                 Name:    James E. Moylan, Jr.
                                 Title:   Executive Vice President - Finance,
                                 Chief Financial Officer and Treasurer

LENDER:                          BANK OF AMERICA, N.A.

                                 By:    /s/ Nancy S. Goldman
                                    -----------------------------------------
                                 Name:  Nancy S. Goldman
                                      ---------------------------------------
                                 Title: Senior Vice President
                                       --------------------------------------

                                 SCHEDULE 1.1(a)

                           EXISTING LETTERS OF CREDIT

$190,000 Standby Letter of Credit issued by Bank of America #3061426 to St. Paul Fire and Marine Insurance Company having an expiration date of December 31, 2004.

                                 SCHEDULE 1.1(b)

                                   INVESTMENTS

1. Equity Investments of the Credit Parties existing as of the Closing Date in the following Persons:

         PRG-Schultz USA, Inc.
         The Profit Recovery Group Asia, Inc.
         PRG-Schultz Australia, Inc.
         PRG-Schultz Belgium, Inc.
         PRG-Schultz Canada, Inc.
         The Profit Recovery Group Costa Rica, Inc.
         The Profit Recovery Group New Zealand, Inc.
         The Profit Recovery Group Netherlands, Inc.
         The Profit Recovery Group Mexico, Inc.
         PRG-Schultz France, Inc.
         The Profit Recovery Group Germany, Inc.
         The Profit Recovery Group South Africa, Inc.
         The Profit Recovery Group Switzerland, Inc.
         The Profit Recovery Group Italy, Inc.
         The Profit Recovery Group Spain, Inc.
         PRG-Schultz Portugal, Inc.
         PRG International, Inc.
         PRG USA, Inc.
         PRG-Schultz Norway, Inc.
         PRG-Schultz Japan, Inc.
         PRG-Schultz Puerto Rico, Inc.
         PRG-Schultz Chile, Inc.
         The Profit Recovery Group Mexico, Inc.
         The Profit Recovery Group Mexico Holdings, S de RL de CV
         The Profit Recovery Group Services Mexico S de RL de CV
         The Profit Recovery Group de Mexico S de RL de CV.
         The Profit Recovery Group Argentina, S.A.
         Profit Recovery Brasil Ltda.
         PRG-Schultz International PTE LTD
         The Profit Recovery Group Suzhou' Co, Ltd.
         PRG International CR sro,
         PRGRS, Inc.
         PRGLS, Inc.
         PRGFS, Inc.
         PRG Holding Company (France) No. 1, LLC.
         PRG Holding Company (France) No. 2, LLC.
         Profit Recovery Professionals Pty Ltd.
         Cost Recovery Professionals Pty Ltd.
         HS&A ACQUISITION - UK INC.
         Tamebond Limited
         JA Ewing, Inc.

         Meridian VAT Reclaim Operattions Limited
         Meridian Corporation Limited
         PRG-Schultz - UK. Ltd.
         Meridian VAT Processing (International) Limited
         Meridian VAT Processing (N. America) Limited
         Meridian VAT Processing (Japan) Limited
         Meridian VAT Reclaim Operations Limited
         Meridian VAT Reclaim, Inc
         Meridian VAT Reclaim Canada, Inc.
         Meridian VAT Processing (International) Limited
         Meridian VAT Reclaim Hong Kong Limited
         Meridian VAT Reclaim (India) Private Limited
         Meridian VAT Reclaim (UK) Limited
         Meridian, Inc.
         Meridian VAT Reclaim (Schwiez) AG
         Meridian VAT Reclaim GmbH
         Meridian VAT Reclaim Services Limited
         Meridian VAT Reclaim France S.A.R.L.
         Meridian Sverige AB
         Meridian VAT Reclaim Korea Co.
         Meridian VAT Reclaim (Australia) Pty. Limited
         VATclaim (International) UK Limited
         Vatclaim International (Ireland) Limited
         Meridian VAT Trustees, Limited
         PRG-Schultz Canada Corp.
         PRG-Schultz (Deutschland) GmbH
         PRG-Schultz Nederland, B.V.
         PRG-Schultz Italia SRL
         PRG-Schultz Espana, S.A.
         PRG-Schultz Puerto Rico
         PRG-Schultz Colombia, Ltda.
         PRG-Schultz Svenska A. B.
         PRG-Schultz Venezuela S. R. L.
         PRG-Schultz Chile
         PRG-Schultz Polska Sp. Zo. O.
         Howard Schultz & Associates (Asia) Limited
         HS&A International PTE LTD
         PRG-Schultz (Thailand) Co., Limited
         Howard Schultz de Mexico, S.A. de C.V.
         PRG-Schultz Insurance Limited

2.  Other Investments of the Credit Parties existing as of the Closing Date:

     Guaranty deposit of Meridian VAT Reclaim (France SARL) with Credit Commercial De France for in the amount of 4,500,000 Euros

                                 SCHEDULE 1.1(c)

                                      LIENS

None.

                                  SCHEDULE 6.9

                                   LITIGATION

IN RE PROFIT RECOVERY GROUP INTERNATIONAL, INC. SEC. LITIG. On June 6, 2000, three putative class action lawsuits were filed against the Company and certain of its present and former officers in the United States District Court for the Northern District of Georgia, Atlanta Division. These cases were subsequently consolidated into one proceeding. On November 13, 2000, the Plaintiffs in these cases filed a Consolidated and Amended Complaint. In the complaint, Plaintiffs allege that the Company, John M. Cook, Scott L. Colabuono, the Company's former Chief Financial Officer, and Michael A. Lustig, the Company's former Chief Operating Officer, (the "Defendants") violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by allegedly disseminating false and misleading information about a change in the Company's method of recognizing revenue and in connection with revenue reported for a division. Plaintiffs purport to bring this action on behalf of a class of persons who purchased the Company's stock between July 19, 1999 and July 26, 2000. Plaintiffs seek an unspecified amount of compensatory damages, payment of litigation fees and expenses, and equitable and/or injunctive relief. On January 24, 2001, Defendants filed a Motion to Dismiss the Complaint for failure to state a claim under the Private Securities Litigation Reform Act, 15 U.S.C. ss. 78u-4 et seq. The Court denied Defendant's Motion to Dismiss on June 5, 2001. Defendants served their Answer to Plaintiffs' Complaint on June 19, 2001. The Court granted Plaintiffs' Motion for Class Certification on December 3, 2002. Fact discovery is scheduled for completion by December 9, 2004, and expert discovery is scheduled for completion by mid-April 2005.

                                     CLAIMS:

Financiere Alma, a French company that acquired the French tax consulting business from PRG-Schultz in December 2002, asserted in July 2004 that pursuant to the terms of the stock purchase agreement it has warranty claims against
PRG-Schultz   International,   Inc.  that  are  estimated  to  be  approximately
(euro)4,140,000 in the aggregate for fee refunds to clients of the tax consulting business.

On April 1, 2003, the Fleming companies filed bankruptcy. Within the 90-day period prior to such filing, the Fleming companies made payments to PRG-Schultz USA of $5.5 million. It is possible that the Fleming companies may contend that some or all of these payments are avoidable preference payments under the Bankruptcy Code. However, PRG-Schultz USA, Inc. has not received any demand from the debtors nor has any adversary proceeding been filed seeking to recover any of these payments.

                                  SCHEDULE 6.10

                                   TAX RETURNS

The tax returns identified below are not material. The Borrower expects to file all returns identified below on or before January 31, 2005.

            COMPANY NAME                                      TYPE OF RETURN      TAX YEAR     ORIGINAL DUE DATE      TAX DUE

                                                             Branch Income Tax
The Profit Recovery Group Costa Rica, Inc.                   Return for Costa
                                                                   Rica             2002         Dec. 15, 2003           $0

PRG-Schultz (Thailand) Co., Ltd.                             Income Tax Return      2003          May 30, 2004           $0
                                                               for Thailand

                                                             Branch Income Tax
The Profit Recovery Group New Zealand, Inc.                   Return for New
                                                                  Zealand           2003          July 7, 2004           $0

                                                                 Hong Kong
PRGLS, Inc.                                                    Non-Resident
                                                             Income Tax Return      2003         Aug. 15, 2004           $0

                                                                 Hong Kong
PRG-Schultz USA, Inc.                                          Non-Resident
                                                             Income Tax Return      2003         Aug. 15, 2004           $0

                                                             Branch Income Tax
PRG-Schultz International PTE, Ltd.                           Return for Hong
                                                                   Kong             2003         Aug. 15, 2004           $0

                                                             Branch Income Tax
The Profit Recovery Group Netherlands, Inc.                   Return for The
                                                                Netherlands         2003         Jun. 30, 2004           $0

                        SCHEDULE 6.13 TO CREDIT AGREEMENT

                                  SUBSIDIARIES

The  following   Subsidiaries  are  wholly-owned   Subsidiaries  of  PRG-Schultz
International, Inc. (fka The Profit Recovery Group International, Inc.) and each is incorporated in the State of Georgia:

     PRG-Schultz USA, Inc. (fka The Profit Recovery Group USA, Inc.)
     The Profit Recovery Group Asia, Inc.
     PRG-Schultz Australia, Inc. (fka The Profit Recovery Group Australia, Inc.) PRG-Schultz Belgium, Inc. (fka The Profit Recovery Group Belgium, Inc.) PRG-Schultz Canada, Inc. (fka The Profit Recovery Group Canada, Inc.)
     The Profit Recovery Group Costa Rica, Inc.
     The Profit Recovery Group New Zealand, Inc.
     The Profit Recovery Group Netherlands, Inc.
     The Profit Recovery Group Mexico, Inc.
     PRG-Schultz France, Inc. (fka The Profit Recovery Group France, Inc.)
     The Profit Recovery Group Germany, Inc.
     The Profit Recovery Group South Africa, Inc.
     The Profit Recovery Group Switzerland, Inc.
     The Profit Recovery Group Italy, Inc.
     The Profit Recovery Group Spain, Inc.
     PRG-Schultz Portugal, Inc. (fka The Profit Recovery Group, Portugal, Inc.) PRG International, Inc.(formerly known as PRG International Holding Company, Inc.)
     PRG USA, Inc.
     PRG-Schultz Norway, Inc. (fka The Profit Recovery Group Greece, Inc.) PRG-Schultz Japan, Inc.
     PRG-Schultz Puerto Rico, Inc.
     PRG-Schultz Chile, Inc.

     The Profit Recovery Group Mexico, Inc. owns 100% of The Profit Recovery Group Mexico Holdings, S de RL de CV, a company incorporated in Mexico.

     The Profit Recovery Group Mexico Holdings, S de RL de CV, a company incorporated in Mexico, has the following wholly-owned subsidiaries, both of which are incorporated in Mexico: The Profit Recovery Group Services Mexico S de RL de CV and The Profit Recovery Group de Mexico S de RL de CV.

     The Profit Recovery Group Argentina, S.A., is a wholly-owned subsidiary of PRG-Schultz International, Inc. and is incorporated in Argentina

     Profit Recovery Brasil Ltda., is a wholly-owned subsidiary of PRG-Schultz International, Inc. and is incorporated in Brazil

     PRG-Schultz International PTE LTD, a Singapore private company, is a wholly-owned subsidiary of The Profit Recovery Group Asia, Inc.

     The Profit Recovery Group Suzhou' Co, Ltd., incorporated in China, is a wholly-owned subsidiary of PRG-Schultz International PTE LTD

     PRG International CR sro, incorporated in the Czech Republic, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

     PRGRS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRG-Schultz USA, Inc.

     PRGLS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRGRS, Inc.

     PRGFS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRG International, Inc.

     PRG Holding Company (France) No. 1, LLC., a Delaware limited liability company, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

     PRG Holding Company (France) No. 2, LLC., a Delaware limited liability company, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

     Profit Recovery Professionals Pty Ltd. and Cost Recovery Professionals Pty Ltd., both incorporated in Australia, are wholly-owned subsidiaries of PRG-Schultz Australia, Inc.

     HS&A ACQUISITION - UK INC., a Texas Corporation, is a wholly-owned by PRG-Schultz International, Inc.

     Meridian Corporation Limited, a Jersey (Channel Islands) corporation, is 41% owned by PRG-Schultz International, Inc. and 59% owned by HS&A Acquisition - UK Inc.

     Tamebond Limited, incorporated in Ireland, JA Ewing, Inc., incorporated in New York, and Meridian VAT Reclaim Opeartions Limited, incorporated in the United Kingdom are wholly-owned by Meridian Corporation Limited

     PRG-Schultz - UK. Ltd., incorporated in the United Kingdom, is wholly-owned by Tamebond Limited.

     Meridian VAT Processing (International) Limited, Meridian VAT Processing (N. America) Limited, and Meridian VAT Processing (Japan) Limited, all of which are incorporated in Ireland, are wholly-owned subsidiaries of Meridian VAT Reclaim Operations Limited

     Both Meridian VAT Reclaim, Inc., incorporated in Delaware, and Meridian VAT Reclaim Canada, Inc., incorporated in Canada, are wholly-owned subsidiaries of Meridian VAT Processing (N. America) Limited

     The following are wholly-owned subsidiaries of Meridian VAT Processing (International) Limited: Meridian VAT Reclaim Hong Kong Limited, incorporated in Hong Kong; Meridian VAT Reclaim (India) Private Limited, incorporated in India; Meridian VAT Reclaim (UK) Limited, incorporated in the United Kingdom; Meridian, Inc., incorporated in Japan; and Meridian VAT Reclaim (Schwiez) AG, incorporated in Switzerland, Meridian VAT Reclaim GmbH, incorporated in Germany, Meridian VAT Reclaim Services Limited, incoporated in the United Kingdom, and Meridian VAT Reclaim France S.A.R.L., incorporated in France.

     Meridian Sverige AB, incorporated in Sweden, is 80% owned by Meridian VAT Processing (International) Limited .

     Meridian VAT Reclaim Korea Co., Limited, incorporated in South Korea, is a wholly-owned subsidiary of Meridian Inc.


     The following are  wholly-owned  subsidiaries  of Meridian VAT Reclaim (UK)
     Limited: Meridian VAT Reclaim (Australia) Pty. Limited, incorporated in Australia and VATclaim (International) UK Limited, incorporated in the United Kingdom.

     Meridian VAT Trustees, Limited, incorporated in Ireland is a separately owned and incorporated company responsible for receiving VAT refunds from the various VAT authorities and distributes the proceeds to Meridian's clients. The trustee company has entered into Trust Deeds with the processing subsidiaries which regulate the terms of the fiduciary relationship between the parties. As the Meridian Group exercises control over the financial and operational policies of the trustee company, its results are consolidated into the Meridian Group results.

     PRG-SCHULTZ Canada Corp., a Canadian Corporation, is wholly-owned by PRG-SCHULTZ Canada, Inc.

     PRG-SCHULTZ (Deutschland) GmbH, incorporated in Germany, is wholly-owned by The Profit Recovery Group Germany, Inc.

     PRG-SCHULTZ   Nederland,   B.V.,   incorporated  in  the  Netherlands,   is
     wholly-owned by The Profit Recovery Group Netherlands, Inc.

     PRG-SCHULTZ Italia SRL, incorporated in Italy, is wholly-owned by The Profit Recovery Group Italy, Inc.

     PRG-SCHULTZ Espana, S.A., incorporated in Spain, is wholly owned by The Profit Recovery Group Spain, Inc.

     PRG-SCHULTZ Puerto Rico, a general partnership registered in Puerto Rico is 99% owned by PRG-SCHULTZ Puerto Rico, Inc. and 1% owned by The Profit Recovery Group Costa Rica, Inc.

     The following foreign subsidiaries, with the country of registration indicated below, are wholly owned by PRG-Schultz International, Inc.:
     PRG-Schultz Colombia, Ltda.- Colombia
     PRG-Schultz Svenska A. B., - Sweden
     PRG-Schultz Venezuela S. R. L. -Venezuela
     PRG-Schultz Chile - Chile
     PRG-Schultz Polska Sp. Zo. O. - Poland
     Howard Schultz & Associates (Asia) Limited - Hong Kong
     HS&A International PTE LTD - Singapore
     PRG-Schultz (Thailand) Co., Limited - Thailand
     Howard Schultz de Mexico, S.A. de C.V. - Mexico
     PRG-Schultz Insurance Limited - Bermuda

There are no outstanding options, warrants, rights of conversion or purchase of similar rights with respect thereto.

                        SCHEDULE 6.17 TO CREDIT AGREEMENT

                              INTELLECTUAL PROPERTY


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1002US RECOVERNOW       Recovery         12/18/95   75/033884 06/03/97   2,066,489 Filed and      REGISTERED SM
                              auditing                                                   accepted
                              services - Class                                                          Assignment from The Profit
                              35.                                                                       Recovery Group
                                                                                         Renewal due    International, Inc. to
                                                                                         06/03/2007     PRGRS, Inc recorded in the
                                                                                                        PTO on November 15, 1999 at
                                                                                                        Reel/Frame 001992/0657.

                                                                                                        1/2/03:  Aff. Sec. 8&15
                                                                                                        accepted and acknowledged.

------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1005US AUDITPRO         Recovery         06/24/94   74/542328 11/21/95   1,936,667 Filed and      REGISTERED SM
                              auditing                                                   accepted
                              services - Class                                                          Aff. Sec. 8 & 15 accepted
                              35.                                                        Renewal due    and acknowledged.
                                                                                         11/21/2005
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1013US PRG              As finally       03/06/2001 76/219524 05/06/2003 2,712,660 Between        SM REGISTRATION
                              amended:                                                   5/6/2008
                              Recovery                                                   and 5/6/2009
                              auditing
                              services;                                                  Renewal due
                              business                                                   5/6/2013
                              management
                              consultation
                              services for
                              cost
                              containment; tax
                              consultation
                              services;
                              business
                              consultation
                              services for
                              controlling and
                              reducing costs
                              for
                              communications,
                              payables and
                              disbursements in
                              Class 35.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1015US [Graphic         As finally       03/05/2001 76/218751 05/27/03   2,718,524 Between        SM REGISTRATION
             omitted:         amended:                                                   05/27/2008 and
             previous PRG     Recovery                                                   05/27/2009
             logo, above      auditing
             slogan "Answers  services;                                                  Renewal due
             beyond the       business                                                   05/27/2013
             numbers."]       management
                              consultation
                              services for
                              cost
                              containment; tax
                              consultation
                              services;
                              consultation
                              services for
                              controlling and
                              reducing costs
                              for
                              communications,
                              payables and
                              disbursements in
                              Class 35.
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1018US IMDEX            Computer         08/08/2001 76/296393 02/18/2003 2,689,331 Sec. 8&15 due  TM REGISTRATION
                              software for use                                           between
                              in document                                                02/18/2008 and
                              management and                                             02/18/2009
                              imaging in class
                              9.                                                         02/18/2013


------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1021US THE RIGHT ANSWER Computer         07/08/99   75/725569 08/29/2000 2,381,090 Sec. 8&15 due  TM REGISTRATION
                              software for                                               between
             [Graphic         inventory and                                              08/29/2005 and
             omitted:         auditing of                                                8/29/2006
             graphic          telecommunications
             features check   services and                                               08/29/2010
             mark floating    equipment in
             over telephone   Class 9.
             pad beside the
             phrase "the
             right answer"]


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1019US PRG-SCHULTZ      Recovery         08/9/01    78/078407 06/17/2003 2,728,150 Sec. 8&a5 due  SM REGISTRATION
                              auditing                                                   between
                              services and                                               06/17/2008 and
                              consulting                                                 6/17/2009
                              relating thereto
                              in Class 35                                                06/17/2013


------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1020US [Graphic         Recovery         08/28/01   76/306046 07/15/2003 2,738,292 Sec. 8&15 due  SM REGISTRATION
             omitted:         auditing                                                   between
             current PRGX     services and                                               07/15/2008 and
             logo above       consulting                                                 07/15/2009.
             the slogan       relating thereto
             "Answers         in Class 35                                                07/15/2013
             beyond the
             numbers."]
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1022US RECOVERALL       Recovery         11/01/01   78/091301 09/23/2003 2,768,167 Between        SM REGISTRATION
                              auditing                                                   09/23/2008 and
                              services and                                               09/23/2009
                              consulting
                              relating thereto                                           09/23/2013
                              in Class 35

------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1025US HOWARD SCHULTZ & Accounts payable 11/19/90   74/116444 11/12/91   1664351   11/12/2001-    REGISTERED TM
             ASSOCIATES       auditing                                                   Renewed
                              services and                                                              ASSIGNMENTS RECORDED MAY 9,
                              consulting                                                 Next renewal   2002:
                              relating thereto                                           due 11/12/2011 1. REEL/FRAME:
                              in Class 35.                                                              002516/0928:  Assignment
                                                                                                        from Howard Schultz &
                                                                                                        Associates International,
                                                                                                        Inc. to PRG-Schultz
                                                                                                        International, Inc.
                                                                                                        (formerly The Profit
                                                                                                        Recovery Group
                                                                                                        International, Inc.).
                                                                                                        2. REEL/FRAME:
                                                                                                        002517/0020:  Assignment
                                                                                                        from PRG-Schultz
                                                                                                        International, Inc. to
                                                                                                        PRG-Schultz USA, Inc.; and
                                                                                                        4. REEL/FRAME 002517/0004:
                                                                                                        Assignment from PRG-Schultz
                                                                                                        USA, Inc. to PRGRS, INC.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1026US HOWARD SCHULTZ & Accounts payable 09/29/99   75/813051 08/15/00   2377644   Sec. 8&15 due  REGISTERED SM
             ASSOCIATES       auditing                                                   between
             INTERNATIONAL    services and                                               08/15/2005 &   ASSIGNMENTS RECORDED MAY 9,
                              consulting                                                 2006.          2002:
                              relating thereto                                                          1. REEL/FRAME:
                              in Class 35.                                               08/15/2010     002516/0928:  Assignment
                                                                                                        from Howard Schultz &
                                                                                                        Associates International,
                                                                                                        Inc. to PRG-Schultz
                                                                                                        International, Inc.
                                                                                                        (formerly The Profit
                                                                                                        Recovery Group
                                                                                                        International, Inc.).
                                                                                                        2. REEL/FRAME:
                                                                                                        002517/0020:  Assignment
                                                                                                        from PRG-Schultz
                                                                                                        International, Inc. to
                                                                                                        PRG-Schultz USA, Inc.; and
                                                                                                        4. REEL/FRAME 002517/0004:
                                                                                                        Assignment from PRG-Schultz
                                                                                                        USA, Inc. to PRGRS, INC.

------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1027US                  Accounts payable 09/29/99   75/813024 08/15/00   2377643   Sec. 8&15 due  REGISTERED SM
             [Graphic         auditing                                                   between
             omitted:         services and                                               08/15/2005 &   ASSIGNMENTS RECORDED MAY 9,
             Howard Schultz   consulting                                                 2006.          2002:
             & Associates     relating thereto                                                          1. REEL/FRAME:
             International    in Class 35.                                               08/15/2010     002516/0928:  Assignment
             logo featuring                                                                             from Howard Schultz &
             stylized letter                                                                            Associates International,
             "S" and picture                                                                            Inc. to PRG-Schultz
             of globe]                                                                                  International, Inc.
                                                                                                        (formerly The Profit
                                                                                                        Recovery Group
                                                                                                        International, Inc.).
                                                                                                        2. REEL/FRAME:
                                                                                                        002517/0020:  Assignment
                                                                                                        from PRG-Schultz
                                                                                                        International, Inc. to
                                                                                                        PRG-Schultz USA, Inc.; and
                                                                                                        4. REEL/FRAME 002517/0004:
                                                                                                        Assignment from PRG-Schultz
                                                                                                        USA, Inc. to PRGRS, INC.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1028US SUREF!ND         Computer         06/19/98   75/505736 09/21/99   2279170   Sec. 8&15 due  REGISTERED TM
                              software for use                                           between
                              in accounting                                              09/21/2004 &   8/31/04 - letter to Mr.
                              and auditing                                               2005.          Dunstan re Sec. 8 & 14
                              applications in                                                           Affidavit of Use due before
                              Class 9.                                                   09/21/2009     September 21, 2005.
                                                                                                        AWAITING INSTRUCTIONS.

                                                                                                        ASSIGNMENTS RECORDED MAY 9,
                                                                                                        2002:
                                                                                                        1. REEL/FRAME:
                                                                                                        002516/0928:  Assignment
                                                                                                        from Howard Schultz &
                                                                                                        Associates International,
                                                                                                        Inc. to PRG-Schultz
                                                                                                        International, Inc.
                                                                                                        (formerly The Profit
                                                                                                        Recovery Group
                                                                                                        International, Inc.).
                                                                                                        2. REEL/FRAME:
                                                                                                        002517/0020:  Assignment
                                                                                                        from PRG-Schultz
                                                                                                        International, Inc. to
                                                                                                        PRG-Schultz USA, Inc.; and
                                                                                                        4. REEL/FRAME 002517/0004:
                                                                                                        Assignment from PRG-Schultz
                                                                                                        USA, Inc. to PRGRS, INC.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SECTION 8 & 15
                                                                                         AFFIDAVIT
   N & R NO.      MARK             SERVICES     FILING     SERIAL     REG.      REG NO.
                                                 DATE        NO.      DATE               RENEWAL DATE              STATUS
------------ ---------------- ---------------- ---------- --------- ---------- --------- -------------- ----------------------------
16092.1029US DIRECTF!ND       Computer         11/04/98   75/582885 10/12/99   2285531   Sec. 8&15 due  REGISTERED SM
                              software for use                                           between
                              in accounting                                              10/12/2004 &   8/31/04 - letter to Mr.
                              and auditing                                               2005.          Dunstan re Sec. 8 & 14
                              applications in                                                           Affidavit of Use due before
                              Class 35.                                                  10/12/2009     October 12, 2005.  AWAITING
                                                                                                        INSTRUCTIONS.

                                                                                                        ASSIGNMENTS recorded May 9,
                                                                                                        2002:
                                                                                                        1. REEL/FRAME:
                                                                                                        002516/0928:  Assignment
                                                                                                        from Howard Schultz &
                                                                                                        Associates International,
                                                                                                        Inc. to PRG-Schultz
                                                                                                        International, Inc.
                                                                                                        (formerly The Profit
                                                                                                        Recovery Group
                                                                                                        International, Inc.).
                                                                                                        2. REEL/FRAME:
                                                                                                        002517/0020:  Assignment
                                                                                                        from PRG-Schultz
                                                                                                        International, Inc. to
                                                                                                        PRG-Schultz USA, Inc.; and
                                                                                                        4. REEL/FRAME 002517/0004:
                                                                                                        Assignment from PRG-Schultz
                                                                                                        USA, Inc. to PRGRS, INC.



------------------------------------------------------------------------------------------------------------------------------------
                                                         COPYRIGHT REGISTRATIONS
------------------------------------------------------------------------------------------------------------------------------------
N&R Ref. No.      COPYRIGHT   Copyright Type     Registration No.  Duration
------------ ---------------- ------------------ ----------------- -------------------------------   -------------------------------
16092.2001US AUDITPRO         Software           TXu 715-889       75 years from first publication   Registered in the name of
                                                                                                     THE PROFIT RECOVERY GROUP
                                                                                                     INTERNATIONAL, INC.
                                                                                                     8/15/01: e-mail from Ms.
                                                                                                     Zeller with advice that
                                                                                                     recording of an assignment
                                                                                                     to PRGRS, INC. should not be
                                                                                                     made.  This copyright
                                                                                                     registration is to remain in
                                                                                                     the original owner's name.
------------ ---------------- ------------------ ----------------- -------------------------------   -------------------------------
16092.2004   SUREF!ND         Software           TXu 1-065-632     75 years from first publication   Assigned from Howard Schultz
             (Version 3.1.1)                                                                         & Associates International,
                                                                                                     Inc.




------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000AR [Graphic                  Recovery auditing    2,115,655 11/19/97     1,740,167 06/15/99      REGISTERED SM.
             omitted: PRG logo         services in
ARGENTINA    featuring white letters   International Class                                   Renewal due
             on a dark background]     35.                                                   06/15/2009




------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001AR PROFIT RECOVERY GROUP     Recovery auditing    2,115,656 11/19/97     1,740,168 06/15/99      REGISTERED SM.
             INTERNATIONAL             services in
ARGENTINA                              International Class                                    Renewal due
                                       35.                                                    06/15/2009
------------ ------------------------- -------------------- --------- ------------ --------- -----------   -------------------------
16092.1013AR PRG                       Class 35 - Recovery  2,322,290 01/02/2001   1,877,934 06/28/02      REGISTERED SM
                                       auditing services;
ARGENTINA                              business management                                   Renewal due
                                       consulting for cost                                   06/28/2012
                                       containment; tax
                                       consultation in the
                                       field of value added
                                       taxes and sales and
                                       use taxes;
                                       consultation services
                                       to control and reduce
                                       costs for
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
------------ ------------------------- -------------------- --------- ------------ --------- -----------   -------------------------
16092.1019AR PRG-SCHULTZ               Recovery auditing    2,364,453 01/24/02     1,913,366 02/13/03      REGISTERED SM
                                       services and
ARGENTINA    PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto.                                              02/13/2013
             FILED 8/9/2001
------------ ------------------------- -------------------- --------- ------------ --------- -----------   -------------------------
16092.1023AR [Graphic omitted:         Recovery auditing    2,364,454 01/24/02     1,913,367 02/13/03      REGISTERED SM
             current PRGX logo]        services and
ARGENTINA                              consulting relating                                   Renewal due
                                       thereto.                                              02/13/2013


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000AU [Graphic omitted:         Recovery auditing    704,792    03/19/96    704,792   03/19/96      REGISTERED SM
             PRG logo featuring white  services in
AUSTRALIA    letters on a dark         International Class                                   Renewal due
             background.]              35.                                                   03/19/2006

             Application filed with
             claim of priority of
             US 75/033,888 filed
             December 18, 1995.
------------ ------------------------- -------------------- --------- ------------ --------- -----------   -------------------------
16092.1013AU PRG                       As amended:          860,605   12/14/00     860,605   12/14/00      REGISTERED SM
                                       Class 35 - Recovery
AUSTRALIA                              auditing services;                                    Renewal due
                                       business management                                   12/14/2010
                                       consulting for cost
                                       containment; and
                                       business consultation
                                       services in the field
                                       of taxes, sales and
                                       use taxes.

                                       Class 36 - Financial
                                       consultation services
                                       in the field of
                                       payables and
                                       disbursements.

------------ ------------------------- -------------------- --------- ------------ --------- -----------   -------------------------
16092.1019AU PRG-SCHULTZ               Recovery auditing    900,368   01/15/02     900,368   01/15/02      REGISTERED SM
                                       services and
AUSTRALIA    PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto in Class 35                                   01/15/2012
             FILED 8/9/2001


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023AU PRG SCHULTZ & Design      Recovery auditing    900,370   01/15/02     900,370   01/15/02      REGISTERED SM
                                       services and
AUSTRALIA                              consulting relating                                   Renewal due
             [Graphic omitted:         thereto in Class 35                                   01/15/2012
             current PRGX logo]
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025AU HOWARD SCHULTZ &          Accounts payable     549,256   01/22/91     549,256   01/22/91      REGISTERED SM
             ASSOCIATES                auditing services and
AUSTRALIA                              consulting relating                                                 11/6/02:  A cumulative
                                       thereto in Class 35.                                  1st renewal   Assignment from Howard
                                                                                             due 1/22/98   Schultz & Associates
                                                                                             - renewed     International, Inc., PRG-
                                                                                                           Schultz International,
                                                                                             Next renewal  Inc. (formerly The Profit
                                                                                             due 1/22/2008 Recovery Group
                                                                                                           International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in Australia on October
                                                                                                           10, 2002.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1026AU HOWARD SCHULTZ &          Consulting services; 808,399   09/27/99     808,399   11/03/2000    REGISTERED SM
AUSTRALIA    ASSOCIATES INTERNATIONAL  auditing services;
                                       accounts payable                                      Renewal due   11/6/02:  A cumulative
                                       auditing services and                                 09/27/2009    Assignment from Howard
                                       consulting relating                                                 Schultz & Associates
                                       thereto in Class 35.                                                International, Inc., PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. (formerly The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in Australia on October
                                                                                                           10, 2002.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1027AU HOWARD SCHULTZ &          Consulting services; 808,398   09/27/99     808,398   11/03/2000    REGISTERED SM
AUSTRALIA    ASSOCIATES                auditing services;
             INTERNATIONAL &           accounts payable                                      Renewal due   11/6/02:  A cumulative
             Design                    auditing services and                                 09/27/2009    Assignment from Howard
             [Graphic omitted:         consulting relating                                                 Schultz & Associates
             Howard Schultz &          thereto in Class 35.                                                International, Inc., PRG-
             Associates International                                                                      Schultz International,
             logo featuring stylized                                                                       Inc. (formerly The Profit
             letter "S" and picture                                                                        Recovery Group
             of globe                                                                                      International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in Australia on October
                                                                                                           10, 2002.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1028AU SUREFIND &                 Scientific, nautical, 776,598 10/26/98     776,598   10/26/98      REGISTERED SM
AUSTRALIA    Design [SUREF!ND]          surveying, electric,
                                        photographic,                                        Renewal due   2/17/04 - reminder
                                        cinematographic,                                     10/26/2008    received from associate
                                        optical, weighing,                                                 re need to use the mark
                                        measuring, signaling,                                              in Australia to avoid
                                        checking                                                           non-use cancellation;
                                        (supervision),                                                     reminder to Mr.Dunstan.
                                        lifesaving and
                                        teaching apparatus                                                 11/6/02:  A cumulative
                                        and instruments;                                                   Assignment from Howard
                                        apparatus for                                                      Schultz & Associates
                                        recording,                                                         International, Inc., PRG-
                                        transmission or                                                    Schultz International,
                                        reproduction of sound                                              Inc. (formerly The Profit
                                        or images; magnetic                                                Recovery Group
                                        data carriers,                                                     International, Inc.), and
                                        recording discs;                                                   PRG-Schultz USA, Inc. to
                                        automatic vending                                                  PRGRS,INC. was recorded
                                        machines and                                                       in Australia on October
                                        mechanisms for coin                                                10, 2002.
                                        operated apparatus;
                                        cash registers,
                                        calculating machines,
                                        data processing
                                        equipment and
                                        computers;
                                        fire-extinguishing
                                        apparatus; computer
                                        software for use in
                                        accounting and
                                        auditing applications
                                        in Class 9.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000BR [Graphic                  Economic-financial   820388130 11/13/97                             PENDING SM APPLICATION:
             omitted: PRG logo         consulting services
BRAZIL       featuring white letters   and account auditing                                                7/24/02: associate
             on a dark background]     - Brazilian Class 40                                                reports the registration
                                                                                                           fee paid.
                                                                                                           2/5/03: Follow-up to
                                                                                                           associate.
                                                                                                           2/20/04:  Follow-up to
                                                                                                           associate.
                                                                                                           3/1/04 - there still is a
                                                                                                           delay in the Brazilian
                                                                                                           TMO.  Associate has
                                                                                                           contacted the person in
                                                                                                           charge - he was advised
                                                                                                           that the registration
                                                                                                           will be published shortly
                                                                                                           and the certificate will
                                                                                                           issue. AS OF 4/28/04
                                                                                                           AWAITING CERTIFICATE OF
                                                                                                           REGISTRATION.  HOWEVER,
                                                                                                           THERE ARE CONSIDERABLE
                                                                                                           DELAYS IN THE PROCESSING
                                                                                                           OF APPLICATIONS IN THE
                                                                                                           BRAZILIAN TRADEMARK
                                                                                                           OFFICE AND IT MAY BE
                                                                                                           QUITE SOME TIME BEFORE A
                                                                                                           CERTIFICATE IS ACTUALLY
                                                                                                           ISSUED.

                                                                                                           ASSIGNMENT:
                                                                                                           6/14/00:  Assignment from
                                                                                                           The Profit Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRGRS, INC. sent to
                                                                                                           associate for recording.
                                                                                                           8/17/00: associate
                                                                                                           reports filing an
                                                                                                           application to record the
                                                                                                           assignment.
                                                                                                           12/31/01:  Associate
                                                                                                           advised of the
                                                                                                           publication of the
                                                                                                           recording of the
                                                                                                           Assignment.  We assume
                                                                                                           that the expected
                                                                                                           Certificate of
                                                                                                           Registration will issue
                                                                                                           in the name of PRGRS,
                                                                                                           INC.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013BR PRG                       Class 35 - Recovery  823481549 12/15/00                             PENDING SM APPLICATION:
                                       auditing services;
BRAZIL                                 business management                                                 The application was
                                       consulting for cost                                                 published for opposition
                                       containment; and                                                    on March 20, 2001 for a
                                       consultation services                                               60-day opposition period.
                                       in the field of                                                     Thereafter, the
                                       taxes, sales and use                                                application is to be
                                       taxes,                                                              examined taking into
                                       communications,                                                     consideration any
                                       payables and                                                        oppositions filed.
                                       disbursements, and                                                  3/29/02:  follow-up to
                                       transportation                                                      associate.
                                       logistics.                                                          4/25/02: associate
                                                                                                           reports that examination
                                                                                                           of this application
                                                                                                           cannot be expected in the
                                                                                                           near future because at
                                                                                                           this time the Brazilian
                                                                                                           Trademark Office is
                                                                                                           examining applications
                                                                                                           that were published in
                                                                                                           May of 1999.  A long
                                                                                                           delay may still be
                                                                                                           expected.
                                                                                                           3/23/04: e-mail status
                                                                                                           inquiry to associate.
                                                                                                           3/30/04: ASSOCIATE
                                                                                                           REPORTS THAT THE
                                                                                                           PENDING APPLICATIONS
                                                                                                           BEING EXAMINED AS OF THIS
                                                                                                           DATE ARE THE ONES
                                                                                                           PUBLISHED IN JANUARY /
                                                                                                           FEBRUARY OF 2000.
                                                                                                           CONSIDERABLE CONTINUED
                                                                                                           DELAY MAY BE EXPECTED.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019BR PRG-SCHULTZ               Recovery auditing    824 270 916  01/16/02                          PENDING SM APPLICATION
                                       services and
BRAZIL       PRIORITY CLAIM OF US      consulting relating                                                 4/23/02:  associate
             APPLICATION 78/078407     thereto.                                                            advised that the
             FILED 8/9/2001                                                                                application was published
                                                                                                           for opposition on 2/4/02.
                                                                                                           The opposition period
                                                                                                           expired on April 4, 2002.
                                                                                                           The application is to be
                                                                                                           examined on its merits.
                                                                                                           4/25/02:  we have advice
                                                                                                           from our associate that
                                                                                                           the Brazilian Trademark
                                                                                                           Office currently is
                                                                                                           examining applications
                                                                                                           that were published in
                                                                                                           May of 1999. Considerable
                                                                                                           further delay may be
                                                                                                           expected in the issuance
                                                                                                           of this application to
                                                                                                           registration.
                                                                                                           3/23/04: e-mail status
                                                                                                           inquiry to associate.
                                                                                                           3/30/04: ASSOCIATE
                                                                                                           REPORTS THAT THE
                                                                                                           PENDING APPLICATIONS
                                                                                                           BEING EXAMINED AS OF THIS
                                                                                                           DATE ARE THE ONES
                                                                                                           PUBLISHED IN JANUARY /
                                                                                                           FEBRUARY OF 2000.
                                                                                                           CONSIDERABLE CONTINUED
                                                                                                           DELAY MAY BE EXPECTED.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023BR                           Recovery auditing    824 270 908  01/16/02                          PENDING SM APPLICATION
             [Graphic omitted:         services and
BRAZIL       current PRGX logo]        consulting relating                                                 4/23/02:  associate
                                       thereto.                                                            advised that the
                                                                                                           application was published
                                                                                                           for opposition on 2/4/02.
                                                                                                           The opposition period
                                                                                                           expired on April 4, 2002.
                                                                                                           The application is to be
                                                                                                           examined on its merits.
                                                                                                           Considerable delays are
                                                                                                           currently the norm in the
                                                                                                           Brazilian TMO.
                                                                                                           3/23/04: e-mail status
                                                                                                           inquiry to associate.
                                                                                                           3/30/04: ASSOCIATE
                                                                                                           REPORTS THAT THE PENDING
                                                                                                           APPLICATIONS BEING
                                                                                                           EXAMINED AS OF THIS DATE
                                                                                                           ARE THE ONES PUBLISHED IN
                                                                                                           JANUARY / FEBRUARY OF
                                                                                                           2000.  CONSIDERABLE
                                                                                                           CONTINUED DELAY MAY BE
                                                                                                           EXPECTED.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1012CA PRG                       Recovery auditing    1,078,205 10/06/00     568,453   10/02/2002    REGISTERED  SM
                                       services (Class 35 -
CANADA                                 International                                         Renewal due
                                       Classification is not                                 10/02/2017
                                       used in Canada.)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1017CA PRG                       Business management  1,086,660 12/14/00     575,188   02/06/2003    REGISTERED SM
                                       consulting for cost
CANADA                                 containment;  and tax                                 Renewal due
                                       consultation in the                                   02/06/2018
                                       field of taxes, sales
                                       taxes; use taxes
                                       namely taxes assessed
                                       in connection with
                                       leased property,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
                                       logistics.   (For
                                       reference only:
                                       Class 35 -
                                       International
                                       Classification is not
                                       used in Canada.)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019CA PRG-SCHULTZ               Recovery auditing    1,128,150 01/15/02     605,476   03/17/2004    REGISTERED SM
                                       services and
CANADA       PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto.                                              03/17/2019
             FILED 8/9/2001

             Now registration No.
             2,728,150
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023CA                           Recovery auditing    1,128,151 01/15/02     570,439   11/07/2002    REGISTERED SM
             [Graphic omitted:         services and
CANADA       current PRGX logo]        consulting relating                                   Renewal due
                                       thereto.                                              11/07/2017


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025CA HOWARD SCHULTZ &          Accounts payable     674,532   01/24/91     420,933   12/17/93      REGISTERED SM
             ASSOCIATES                quality analysis
CANADA                                 service and                                           Renewal due   Assignment from
                                       consulting relating                                   12/17/2008    Howard Schultz &
                                       thereto.                                                            Associates International,
                                      (Class 35)                                                           Inc. to The Profit
                                                                                                           Recovery Group
                                                                                                           International,Inc.; Name
                                                                                                           Change of The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC. and From PRG-SCHULTZ
                                                                                                           USA, INC. to PRGRS,  INC.
                                                                                                           as  of  10/7/02  are  of
                                                                                                           record in the Canadian
                                                                                                           Trademark Registry.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1026CA HOWARD SCHULTZ &          Accounts payable     1,030,121 9/24/99      651,633   05/09/2002    REGISTERED SM
CANADA       ASSOCIATES INTERNATIONAL  quality analysis
                                       service and                                           Renewal due   Assignment from Howard
                                       consulting relating                                   05/09/2017    Schultz & Associates
                                       thereto.                                                            International, Inc. to
                                       (Class 35)                                                          The Profit Recovery Group
                                                                                                           International,Inc.;
                                                                                                           Name Change of The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC. and From PRG-SCHULTZ
                                                                                                           USA, INC. to PRGRS,  INC.
                                                                                                           as  of  10/7/02  are  of
                                                                                                           record in the Canadian
                                                                                                           Trademark Registry.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1027CA [Graphic omitted:         Consulting services; 1,030,122 09/24/99     548,819   07/27/01      REGISTERED SM
CANADA       Howard Schultz &          auditing services;
             Associates International  accounts payable                                      Renewal due   Assignment from Howard
             logo featuring stylized   auditing services and                                 07/27/2016    Schultz & Associates
             letter "S" and picture    consulting relating                                                 International, Inc. to
             of globe                  thereto.                                                            The Profit Recovery Group
                                       (Class 35)                                                          International,Inc.; Name
                                                                                                           Change of The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC. and From PRG-SCHULTZ
                                                                                                           USA, INC. to PRGRS,  INC.
                                                                                                           as  of  10/7/02  are  of
                                                                                                           record in the Canadian
                                                                                                           Trademark Registry.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1028CA SUREFIND &                Computer software for  893,850 10/20/98     524,647   03/10/00      REGISTERED SM
CANADA       Design[SUREF!ND]          use in accounting and
                                       auditing applications                                 Renewal due   Assignment from Howard
                                       to review and analyse                                 03/10/2015    Schultz & Associates
                                       data.                                                               International, Inc. to
                                                                                                           The Profit Recovery Group
                                                                                                           International, Inc.;
                                                                                                           Name Change of The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC.  and From PRG-
                                                                                                           SCHULTZ USA, INC. to
                                                                                                           PRGRS, INC. as of 10/7/02
                                                                                                           are  of record in the
                                                                                                           Canadian Trademark
                                                                                                           Registry.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000CN [Graphic omitted:         Description as filed.2000013001 01/28/2000  2000013001 12/14/2001   REGISTERED SM
             PRG logo featuring        Recovery auditing
CHINA        white letters on a        services; business                                     Renewal due
             dark background]          profitability                                          12/14/2011
                                       research and advice,
             THIS APPLICATION IN THE   and professional
             NAME OF PRGRS, INC.       business consultancy;
                                       business management
                                       assistance; profit
                                       experts; cost prices
                                       analysis; commercial
                                       information research.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013CN PRG                       Class 35 - Recovery  2001002417 01/02/2001  1,944,534 09/06/2002    REGISTERED SM
                                       auditing services;
CHINA                                  business management                                   Renewal due
                                       consulting for cost                                   09/06/2012
                                       containment; and
                                       consultation services
                                       in the field of
                                       taxes, sales and use
                                       taxes,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
                                       logistics.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019CN PRG-SCHULTZ               Recovery auditing    3078254   01/24/02     3078254   05/21/2003    REGISTERED SM
                                       services and
CHINA        PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto.                                              05/21/2013
             FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023CN                           Recovery auditing    30778255  01/24/02     3078255   05/21/2003    REGISTERED SM
             [Graphic omitted:         services and
CHINA        current PRGX logo]        consulting relating                                   Renewal due
                                       thereto.                                              05/21/2013


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013CR PRG                       Class 35 -Recovery   2001/0102 01/08/01     4298-7978 09/21/2001    REGISTERED SM
                                       auditing services;
COSTA RICA                             business management                                   Renewal due
                                       consulting for cost                                   09/21/2011
                                       containment; tax
                                       consultation in the
                                       field of value added
                                       taxes and sales and
                                       use taxes;
                                       consultation services
                                       to control and reduce
                                       costs for
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019CR PRG-SCHULTZ               Recovery auditing    2002-0000491 01/23/2002  135,741 11/11/2002    REGISTERED SM
                                       services and
COSTA RICA   PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto in Class 35.                                  11/11/2012
             FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023CR                           Recovery auditing    2000-0000492 01/23/2002 136,700  01/20/2003    REGISTERED SM
             [Graphic omitted:         services and
COSTA RICA   current PRGX logo]        consulting relating                                   Renewal due
                                       thereto in Class 35                                   01/20/2013


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000/E [Graphic omitted:         Recovery auditing    79780     04/01/96     79780     04/01/96      REGISTERED SM
             PRG logo featuring        services in
CTM          white letters on a        International Class                                   Renewal date:
European     dark background]          35.                                                   04/01/06
Community
countries:   Application filed with
Belgium*,    claim of priority of US
Denmark,     75/033,888 filed December
Finland,     18, 1995.
France,
Germany
Greece, Ireland,
Italy,
Luxembourg*,
Netherlands*, Portugal,
Spain, Sweden, United
Kingdom. (*Benelux
Jurisdiction)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1012/E PRG                       Class 35 - Recovery  001889922 10/06/00     001889922 10/06/00      REGISTERED SM
                                       auditing services
CTM                                                                                          Renewal due
European Community                                                                           10/06/2010
countries:
Belgium*, Denmark,
Finland, France, Germany
Greece, Ireland, Italy,
Luxembourg*,
Netherlands*, Portugal,
Spain, Sweden, United
Kingdom. (*Benelux
Jurisdiction)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001/E PROFIT RECOVERY GROUP     Recovery auditing    255398    04/01/96     255398    04/01/96      REGISTERED SM
             INTERNATIONAL             services in
CTM                                    International Class                                   Renewal due
European     Application filed with    35.                                                   04/01/2006
Community    claim of priority of US
countries:   75/034,021 filed December
Belgium*,    18, 1995.
Denmark,
Finland, France,
Germany Greece,
Ireland, Italy,
Luxembourg*,
Netherlands*, Portugal,
Spain, Sweden, United
Kingdom. (*Benelux
Jurisdiction)


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1017/E PRG                       Class 35 - as amended  002000925 12/14/00   002000925 12/14/2000    REGISTERED SM
                                       per Examiner's
CTM                                    suggestion:                                           Renewal due
European Community                     Business consultation                                 12/14/2010
countries:                             services in the field
Belgium*, Denmark,                     of taxes, sales and
Finland, France, Germany               use taxes,
Greece, Ireland, Italy,                communications,
Luxembourg*,                           payables and
Netherlands*, Portugal,                disbursements, and
Spain, Sweden, United                  transportation
Kingdom. (*Benelux                     logistics.
Jurisdiction)

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019EM PRG-SCHULTZ               Recovery auditing    002535748 01/15/02     002535748 01/15/02      REGISTERED SM
                                       services and
CTM          PRIORITY CLAIM OF US      consulting relating                                   Renewal due
European     APPLICATION 78/078407     thereto.                                              01/15/2012
Community    FILED 8/9/2001
countries:
Belgium*, Denmark,
Finland, France,
Germany Greece,
Ireland, Italy,
Luxembourg*,
Netherlands*, Portugal,
Spain, Sweden, United
Kingdom. (*Benelux
Jurisdiction)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023EM [Graphic omitted:         Recovery auditing    002535649 01/15/02     002535649 01/15/2002    REGISTERED SM
             current PRGX logo]        services and
CTM European                           consulting relating                                   Renewal due
Community countries:                   thereto.                                              01/15/2012
Belgium*, Denmark,
Finland, France, Germany
Greece, Ireland, Italy,
Luxembourg*,
Netherlands*, Portugal,
Spain, Sweden, United
Kingdom. (*Benelux
Jurisdiction)


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025EM HOWARD SCHULTZ &          Accounts payable      122,366     04/01/96  122,366   09/10/98      REGISTERED SM
             ASSOCIATES                auditing services and
CTM European                           consulting relating                                   Renewal due   Assignment from Howard
Community countries:                   thereto in Class 35.                                  04/01/2006    Schultz & Associates
Belgium*, Denmark,                                                                                         International, Inc. to
Finland, France, Germany                                                                                   The Profit Recovery Group
Greece, Ireland, Italy,                                                                                    International, Inc.; Name
Luxembourg*,                                                                                               Change of The Profit
Netherlands*, Portugal,                                                                                    Recovery Group
Spain, Sweden, United                                                                                      International, Inc. to
Kingdom. (*Benelux                                                                                         PRG-SCHULTZ
Jurisdiction)                                                                                              INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC. and From PRG-SCHULTZ
                                                                                                           USA, INC. to PRGRS,  INC.
                                                                                                           as of 5/2/2003 are of
                                                                                                           record in the CTM
                                                                                                           Trademark Registry.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1026EM HOWARD SCHULTZ &          Advertising; business 1,336,510  10/07/99   1,336,510 10/07/99      REGISTERED SM
             ASSOCIATES INTERNATIONAL  administration;
CTM European                           office functions in                                   Renewal due   Assignment from Howard
Community countries:                   Class 35.                                             10/07/2009    Schultz & Associates
Belgium*, Denmark,                                                                                         International, Inc. to
Finland, France, Germany                                                                                   The Profit Recovery Group
Greece, Ireland, Italy,                                                                                    International, Inc.; Name
Luxembourg*,                                                                                               Change of The Profit
Netherlands*, Portugal,                                                                                    Recovery Group
Spain, Sweden, United                                                                                      International, Inc. to
Kingdom. (*Benelux                                                                                         PRG-SCHULTZ
Jurisdiction)                                                                                              INTERNATIONAL, INC.;
                                                                                                           Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC.  and From PRG-
                                                                                                           SCHULTZ USA, INC. to
                                                                                                           PRGRS, INC. as of
                                                                                                           5/2/2003  are of record
                                                                                                           in the CTM Trademark
                                                                                                           Registry.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1027EM HOWARD SCHULTZ &          Advertising; business 1,336,700  10/07/99   1,336,700 10/07/99      Assignment from Howard
             ASSOCIATES INTERNATIONAL  administration;                                                     Schultz & Associates
CTM European & DESIGN                  office functions in                                   Renewal due   International, Inc. to
Community                              Class 35.                                             10/07/2009    The Profit Recovery Group
countries:   [Graphic omitted:                                                                             International, Inc.; Name
Belgium*,    Howard Schultz &                                                                              Change of The Profit
Denmark,     Associates International                                                                      Recovery Group
Finland,     logo featuring stylized                                                                       International, Inc. to
France,      letter "S" and picture                                                                        PRG-SCHULTZ
Germany,     of globe]                                                                                     INTERNATIONAL, INC.;
Greece,                                                                                                    Assignment from PRG-
Ireland, Italy,                                                                                            Schultz International,
Luxembourg*, Netherlands*,                                                                                 Inc. to PRG-SCHULTZ USA,
Portugal, Spain, Sweden,                                                                                   INC.  and From PRG-
United Kingdom.                                                                                            SCHULTZ USA, INC. to
(*Benelux Jurisdiction)                                                                                    PRGRS, INC. as of
                                                                                                           5/2/2003  are of record
                                                                                                           in the CTM Trademark
                                                                                                           Registry.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013HK PRG                       Class 35 -Business   109/2001  01/03/2001   B04598/2002 01/03/2001
                                       management                                                            SM  REGISTRATION
HONG KONG                              consultancy services                                    First renewal
                                       relating to cost                                        due 01/03/2008
                                       containment, tax
                                       assessment
                                       (accountancy) in the
                                       field of value added
                                       taxes, sales and use
                                       taxes; consultation
                                       services relating to
                                       controlling and
                                       reducing business
                                       costs for
                                       communications,
                                       payables (liable
                                       payments) and
                                       disbursements, and
                                       transportation; all
                                       included in Class 35.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019HK PRG-SCHULTZ               Recovery auditing    00805/2002  01/21/02   B03489/2003 8/9/2008           REGISTERED SM
                                       services and                                            (filing date of
HONG KONG    PRIORITY CLAIM OF US      consulting relating                                     priority
             APPLICATION 78/078407     thereto in Class 35.                                    application in
             FILED 8/9/2001                                                                    the  US)
                                                                                               Duration
                                                                                               counted from
                                                                                               the U.S. filing
                                                                                               date.

                                                                                               Renewal due
                                                                                               8/9/2008 and
                                                                                               every 14 years
                                                                                               thereafter
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023HK [Graphic omitted:         As amended:          00806/2002 01/21/02    B03490/2003 01/21/2002        REGISTERED SM
             current PRGX logo]        Auditing services
HONG KONG                              relating to                                             Renewal due
                                       identifying and                                         01/21/2009 and
                                       recovering                                              every 14 years
                                       overpayments included                                   thereafter.
                                       in Class 35.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1028HK          SUREFIND &       Computer software for 14214/98  10/26/98    B01892/2000 01/27/00    REGISTERED TM
                Design [SUREF!ND]      use in accounting and
HONG KONG                              auditing applications                                 Renewal due 7 1. Assignment from Howard
             Priority  is  claimed  of - Class 9.                                            years from    Schultz & Associates
             US application  75/505736                                                       U.S. priority International, Inc. to
             filed   June 19,  1998.                                                         date of       The Profit Recovery Group
             Duration is  calculated                                                         6/19/1998 or  International, Inc.
             from   the   US filing                                                          before        2 Name Change of The
             date.                                                                           06/19/2005    Profit Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.
                                                                                                           3 Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC.  and
                                                                                                           4. PRG-SCHULTZ USA, INC.
                                                                                                           to PRGRS, INC.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000ID [Graphic omitted:         Recovery auditing    J.96-7839 04/23/96     379,000   04/23/96      REGISTERED SM
             PRG logo featuring        services in
INDONESIA    white letters on a        International Class                                   Renewal due   ASSIGNMENT:
             dark background]          35.                                                   04/23/2006    6/15/00:  Assignment from
                                                                                             Renewal must  The Profit Recovery
             Application filed with                                                          be filed six  Group International, Inc.
             claim of priority of US                                                         months before  to PRGRS, INC. sent to
             75/033,888 filed December                                                       due date, i.e.associate for recording.
             18, 1995.                                                                       between
                                                                                             4/23/2005     TO BE ABANDONED AT
                                                                                             and           RENEWAL
                                                                                             10/23/2005.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001ID PROFIT RECOVERY GROUP     Recovery auditing    J.96-7840 04/23/96     378,957   03/22/96      REGISTERED SM
             INTERNATIONAL             services in
 INDONESIA                             International Class                                   Renewal due   ASSIGNMENT:
             Application filed with    35.                                                   03/22/2006    6/15/00:  Assignment from
             claim of priority of US                                                         Renewal must  The Profit Recovery Group
             75/034,021 filed December                                                       be filed six  International, Inc. to
             18, 1995.                                                                       months before PRGRS, INC. sent to
                                                                                             due date, i.e.associate for recording.
                                                                                             between
                                                                                             4/23/2005 and TO BE ABANDONED AT
                                                                                             10/23/2005.   RENEWAL
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019ID PRG-SCHULTZ               Recovery auditing    2002-02049- 01/15/2002  527,189  02/05/2002    REGISTERED SM
                                       services and         02062
INDONESIA    PRIORITY CLAIM OF US      consulting relating                                   Renewal due   8/11/04: Per instructions
             APPLICATION 78/078407     thereto in Class 35                                   02/05/2012    from Mr.McKellar: - "We
             FILED 8/9/2001                                                                                are no longer interested
                                                                                                           in registering trademarks
                                                                                                           in Indonesia."  Our
                                                                                                           associate has been
                                                                                                           instructed to inactivate
                                                                                                           the matter and close his
                                                                                                           file.

                                                                                                           TO BE ABANDONED BY NON-
                                                                                                           RENEWAL


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023ID [Graphic omitted:         Recovery auditing    2002-04210- 03/06/2002  532,631  03/17/2003    REGISTERED SM
             current PRGX logo]        services and         04265
INDONESIA                              consulting relating                                   Renewal due   8/11/04: Per instructions
                                       thereto in Class 35.                                  03/06/2012    from Mr. McKellar:  - "We
                                                                                                           are no longer interested
                                                                                                           in registering trademarks
                                                                                                           in Indonesia."   Our
                                                                                                           associate has been
                                                                                                           instructed to inactivate
                                                                                                           the matter and close his
                                                                                                           file.

                                                                                                           TO BE ABANDONED BY NON-
                                                                                                           RENEWAL


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025IE HOWARD SCHULTZ &          Printed matter, books, 92/2330   04/22/92   B152,158  04/22/92      REGISTERED TM
             ASSOCIATES                instructional and
IRELAND                                teaching materials,                                   1ST renewal
                                       printed publications and                              due           11/20/02:  A Confirmatory
                                       ledgers in Class 16.                                  04/22/1999 -  Assignment from Howard
                                                                                             renewed.      Schultz & Associates
                                                                                                           International, Inc. to
                                                                                             Next renewal  PRGRS, INC. recorded and
                                                                                             04/22/2009.   forwarded to Ms. Zeller
                                                                                                           cc to Mr. Dunstan.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025IT HOWARD SCHULTZ &          Accounts payable     RM95C002662 06/05/95   714,451   06/18/97      REGISTERED SM
             ASSOCIATES                quality analysis
ITALY                                  service and consulting                                Renewal due   1. Record Assignment from
                                       relating thereto in                                   06/05/2005    Howard Schultz &
                                       Class 35                                                            Associates International,
                                                                                                           Inc. to The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.
                                                                                                           2.  Record Name Change of
                                                                                                           The Profit Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.
                                                                                                           3. Record Assignment from
                                                                                                           PRG-Schultz
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ USA, INC. and
                                                                                                           4.  PRG-SCHULTZ USA, INC.
                                                                                                           to PRGRS, INC.

                                                                                                           10/14/02:  Apostilled
                                                                                                           Cumulative Assignment
                                                                                                           forwarded to associate
                                                                                                           and receipt acknowledged.
                                                                                                           Long delays are the norm
                                                                                                           in the Italian Trademark
                                                                                                           Office.
                                                                                                           7/7/03: associate reports
                                                                                                           the filing  on May 30,
                                                                                                           2003 of the application
                                                                                                           to record the
                                                                                                           assignments.
                                                                                                           7/8/03:  letter to Ms.
                                                                                                           Zeller with assignment
                                                                                                           application and to Mr.
                                                                                                           Dunstan a Letter of
                                                                                                           Authorization to
                                                                                                           associate for taking over
                                                                                                           representation as agent
                                                                                                           of record.
                                                                                                           NOTE:  IT MAY BE FIVE OR
                                                                                                           SIX YEARS BEFORE AN
                                                                                                           OFFICIAL CERTIFICATE
                                                                                                           ATTESTING TO THE
                                                                                                           RECORDING IS ISSUED.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000JP [Graphic omitted:         Consultancy relating  11-97711    10/25/99  4,715,028 10/03/2003    REGISTERED SM
             PRG logo featuring        to business efficiency
JAPAN        white letters on a        by means of investigation                             Renewal due
             dark background]          of purchase orders,                                   10/03/2013
                                       invoices, receiving
             THIS APPLICATION IN THE   documents, and other
             NAME OF PRGRS, INC.       documents relating to
                                       business transactions;
                                       guidance and advice
                                       relating to profitability
                                       of business; professional
                                       business consultancy;
                                       marketing research;
                                       commercial sales
                                       information supply;
                                       management of hotel
                                       operations; advertising;
                                       issue of trading stamps;
                                       referral service/personal
                                       placement; auctioneering;
                                       import-export clearance
                                       agencies; commission of
                                       newspaper subscription;
                                       document reproduction;
                                       shorthand; transcription
                                       (including stencil-paper
                                       writing); operating of
                                       electronic calculators;
                                       typewriters/telex and the
                                       like; document or
                                       magnetic-tape filing;
                                       reception/information/guidance
                                       for building visitors;
                                       rental/leasing of
                                       publicity materials;
                                       rental/leasing of
                                       typewriters/copy
                                       machines/word processors
                                       (office machines and
                                       equipment rental).
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001JP PROFIT RECOVERY GROUP     Consultancy relating  11-97712  10/25/99    4,715,029 10/03/2003    REGISTERED SM
             INTERNATIONAL             to business efficiency


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------

JAPAN                                  by means of investigation of                          Renewal due
                                       purchase orders,                                      10/03/2013
             THIS APPLICATION IN THE   invoices, receiving
             NAME OF PRGRS, INC.       documents, and other
                                       documents relating to
                                       business transactions;
                                       guidance and advice
                                       relating to profitability
                                       of business; professional
                                       business consultancy;
                                       marketing research;
                                       commercial sales
                                       information supply;
                                       management of hotel
                                       operations; advertising;
                                       issue of trading stamps;
                                       referral service/personal
                                       placement; auctioneering;
                                       import-export clearance
                                       agencies; commission of
                                       newspaper subscription;
                                       document reproduction;
                                       shorthand; transcription
                                       (including stencil-paper
                                       writing); operating of
                                       electronic calculators;
                                       typewriters/telex and the
                                       like; document or
                                       magnetic-tape filing;
                                       reception/information/guidance
                                       for building visitors;
                                       rental/leasing of
                                       publicity materials;
                                       rental/leasing of
                                       typewriters/copy
                                       machines/word processors
                                       (office machines and
                                       equipment rental).
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013JP PRG                                            2000-134737 12/14/00   4,686,884 06/27/03
                                       Class 35 - Consultancy                                              REGISTERED SM
JAPAN                                  relating to business
                                       efficiency by means of
                                       investigation of
                                       transaction documents and
                                       commercial books and the
                                       like; guidance and advice


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------

                                       relating to profitability
                                       of business; advertising;
                                       issue of trading stamps;
                                       professional business
                                       consultancy; marketing
                                       research; commercial
                                       sales information supply;
                                       management of hotel
                                       operations; referral
                                       service/personal
                                       placement; auctioneering;
                                       import-export clearance
                                       agencies; commission of
                                       newspaper subscription;
                                       document reproduction;
                                       shorthand, transcription
                                       (including stencil-paper
                                       writing); operating of
                                       electronic
                                       calculators/typewriters/telex
                                       and the like; document or
                                       magnetic-tape filing;
                                       reception/information/guidance
                                       for building visitors;
                                       rental/leasing of
                                       publicity materials;
                                       rental/leasing of
                                       typewriters/copy
                                       machines/word processors
                                       (office machines and
                                       equipment rental.)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019JP PRG-SCHULTZ               As finally amended:  2002-1859  01/15/02    4,717,930 10/10/2003    REGISTERED SM

JAPAN        PRIORITY CLAIM OF US      Consultancy relating to                               Renewal due
             APPLICATION 78/078407     business efficiency by                                10/10/2013
             FILED 8/9/2001            means of investigation of
                                       transaction documents and
                                       commercial books and the
                                       like in Class 35



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023JP [Graphic omitted:         Class 35             2002-1858  01/15/02    4,715,038 10/03/2003    REGISTERED SM
             current PRGX logo]        Consultancy relating to
JAPAN                                  business efficiency by                                Renewal due
                                       means of investigation of                             10/03/2013
                                       transaction documents and
                                       commercial books and the
                                       like; advertising and
                                       publicity; issuance of
                                       trading stamps; business
                                       management analysis of
                                       business consultancy;
                                       marketing research;
                                       providing information on
                                       commodity sales; business
                                       management of hotels;
                                       preparation, auditing or
                                       certification of
                                       financial statements;
                                       referral services;
                                       auctioneering;
                                       import-export agencies;
                                       arranging newspaper
                                       subscriptions; shorthand
                                       services; transcription;
                                       document reproduction;
                                       filing documents or
                                       magnetic tapes; operation
                                       of computers,
                                       typewriters, telex
                                       machines and other
                                       similar office machines;
                                       reception for visitors in
                                       buildings; publicity
                                       material rental; rental
                                       of typewriters and
                                       copying machines;
                                       providing employment
                                       information; rental of
                                       vending machines.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000MY [Graphic omitted:         Class 35 - recovery  98/08995  08/01/98     98008995  08/01/1998    REGISTERED SM
             PRG logo featuring        auditing services
MALAYSIA     white letters on a                                                              08/01/2008    ASSIGNMENT:
             dark background]                                                                              6/14/00:  Assignment from
                                                                                                           The Profit Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRGRS, INC. sent to
                                                                                                           associate for recording.
                                                                                                           10/10/00: associate
                                                                                                           reports the filing of an
                                                                                                           application to record
                                                                                                           the assignment.
                                                                                                           10/2/03:  The Assignment
                                                                                                           recording is being
                                                                                                           processed now that the
                                                                                                           registration has issued.
                                                                                                           Awaiting the assignment
                                                                                                           certificate.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013MY PRG                       Class 35 - Recovery   2001/01411 02/07/2001                         PENDING SM APPLICATION:
                                       auditing services;
MALAYSIA                               business management                                                 Associate advised that
                                       consulting for cost                                                 the Malaysian Trademark
                                       containment; and                                                    Office is now examining
                                       consultation services in                                            applications that were
                                       the field of taxes, sales                                           filed in 1997.
                                       and use taxes,                                                      Accordingly, considerable
                                       communications, payables                                            delay may  be expected.
                                       and disbursements, and                                              2/18/04 - advice from
                                       transportation                                                      associate that the
                                       logistics.                                                          application has been
                                                                                                           accepted for publication
                                                                                                           for opposition.  The
                                                                                                           publication is expected
                                                                                                           in the near future.
                                                                                                           7/26/04 received
                                                                                                           associate's report of the
                                                                                                           publication of the
                                                                                                           application for
                                                                                                           opposition on May 20,
                                                                                                           2004.  If no opposition
                                                                                                           is filed, the
                                                                                                           registration will issue.
                                                                                                           8/12/04 report to Mr.
                                                                                                           Dunstan.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019MY PRG-SCHULTZ               Recovery auditing    2002/00908 01/24/02                            PENDING SM APPLICATION
                                       services and consulting
MALAYSIA     PRIORITY CLAIM OF US      relating thereto in Class                                           4/13/04 Official Action
             APPLICATION 78/078407     35.                                                                 citing own registration
             FILED 8/9/2001                                                                                for PRG & Design still in
                                                                                                           the name of The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.;
                                                                                                           instructions to associate
                                                                                                           to advise Registry of the
                                                                                                           incomplete recording and
                                                                                                           asking to withdraw the
                                                                                                           citation; report to Mr.
                                                                                                           Dunstan, copy to Ms.
                                                                                                           Zeller.
                                                                                                           4/20/04 - associate
                                                                                                           reports that a response
                                                                                                           to the action was filed.

                                                                                                           AS OF 10/20/04 AWAITING
                                                                                                           FURTHER REPORT FROM
                                                                                                           ASSOCIATE.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023MY [Graphic omitted:         Recovery auditing    2002/00907 01/24/02                            PENDING SM APPLICATION
             current PRGX logo]        services and consulting
MALAYSIA                               relating thereto in Class                                           6/3/04 - associate
                                       35.                                                                 reports that the
                                                                                                           application was examined;
                                                                                                           the Examiner cites the
                                                                                                           prior registration PRG &
                                                                                                           Design owned by PRGRS,
                                                                                                           INC.  The reason for the
                                                                                                           citation is that the
                                                                                                           assignment records have
                                                                                                           not been coordinated
                                                                                                           with the records of the
                                                                                                           pending applications.
                                                                                                           5/24/04 A response was
                                                                                                           filed by the associate
                                                                                                           pointing out the error
                                                                                                           and the application will
                                                                                                           proceed in due course.

                                                                                                           AS OF 10/20/04 AWAITING
                                                                                                           FURTHER REPORT FROM
                                                                                                           ASSOCIATE.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1012MX PRG                       Class 35 - Recovery  451,791   10/06/2000   680842    11/30/2000    REGISTERED SM
                                       audit services
MEXICO                                                                                       Renewal due
                                                                                             10/06/2010


------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1017MX PRG                       Class 35 - Business  463,163   12/15/00     691,562   12/15/00      REGISTERED SM
                                       management consulting
MEXICO                                 for cost containment;                                 Renewal due
                                       and consultation                                      12/15/2010
                                       services in the field
                                       of taxes, sales and
                                       use taxes,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
                                       logistics.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019MX PRG-SCHULTZ               Recovery auditing    527,982   01/16/02     800,654   01/16/02      REGISTERED SM
                                       services and
MEXICO       PRIORITY CLAIM OF US      consulting relating                                   Renewal due   10/1/04 Original
             APPLICATION 78/078407     thereto.                                              01/16/12      Certificate and Notice
             FILED 8/9/2001                                                                                of Correction (adding
                                                                                                           priority information)
                                                                                                           sent to Mr.Dunstan with
                                                                                                           copy to Ms. Key.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023MX [Graphic omitted:         Recovery auditing    527.981   01/16/02     841.553   01/16/02      REGISTERED SM
             current PRGX logo]        services and
MEXICO                                 consulting relating                                   Renewal due
                                       thereto.                                              01/16/2012
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025MX HOWARD SCHULTZ &          Accounts payable     225,502   02/24/95     497,764   02/24/95      REGISTERED SM
             ASSOCIATES                quality analysis
MEXICO                                 service and                                           Renewal due
                                       consulting relating                                   02/24/2005
                                       thereto in Class 36.                                                TO BE ABANDONED AT
                                                                                                           RENEWAL



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1026MX HOWARD SCHULTZ &          Accounts payable     392,846   09/29/99     672,988   09/29/99      REGISTERED SM
             ASSOCIATES &              auditing services and
MEXICO       INTERNATIONAL             consulting related                                    Renewal due   1. Assignment from Howard
                                       thereto in Class 36.                                  09/29/2009    Schultz & Associates
                                                                                                           International, Inc. to
                                                                                                           The Profit Recovery Group
                                                                                                           International, Inc.
                                                                                                           2.  Name Change of The
                                                                                                           Profit Recovery Group
                                                                                                           International, Inc.
                                                                                                           to PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.
                                                                                                           3. Assignment from PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. to PRG-SCHULTZ USA,
                                                                                                           INC.  and
                                                                                                           4.  PRG-SCHULTZ USA, INC.
                                                                                                           to PRGRS, INC.

                                                                                                           9/19/03:  Cumulative
                                                                                                           Assignment recorded on
                                                                                                           June 24, 2003;
                                                                                                           certificate forwarded to
                                                                                                           Ms. Zeller with copy to
                                                                                                           Mr. Dunstan.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1027MX HOWARD SCHULTZ &          Illegible in the     392,845   09/29/99     664,179   07/25/2000    REGISTERED SM
             ASSOCIATES &              record
MEXICO       INTERNATIONAL                                                                   Renewal due   1. Assignment from Howard
             [Graphic omitted:                                                               09/29/2009    Schultz & Associates
             Howard Schultz &                                                                              International, Inc. to
             Associates International                                                                      The Profit Recovery Group
             logo featuring stylized                                                                       International, Inc.
             letter "S" and picture                                                                        2.  Name Change of The
             of globe]                                                                                     Profit Recovery Group
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ
                                                                                                           INTERNATIONAL, INC.
                                                                                                           3. Assignment from
                                                                                                           PRG-Schultz
                                                                                                           International, Inc. to
                                                                                                           PRG-SCHULTZ USA, INC.
                                                                                                           and
                                                                                                           4.  PRG-SCHULTZ USA, INC.
                                                                                                           to PRGRS, INC.
                                                                                                           9/19/03:  Cumulative
                                                                                                           Assignment recorded on
                                                                                                           June 24, 2003;
                                                                                                           certificate forwarded to
                                                                                                           Ms. Zeller with copy to
                                                                                                           Mr. Dunstan.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1028MX [SUREF!ND]                Scientific, nautical, 353,196  11/06/98     600,171   02/12/99      REGISTERED SM
                                       surveying, electric,
MEXICO                                 photographic,                                         Renewal due   1. Assignment from Howard
                                       cinematographic,                                      11/06/2008    Schultz & Associates
                                       optical, weighing,                                                  International, Inc. to
                                       measuring, signaling,                                               The Profit Recovery Group
                                       checking                                                            International, Inc.
                                       (supervision),                                                      2.  Name Change of The
                                       life-saving and                                                     Profit Recovery Group
                                       teaching apparatus                                                  International, Inc.to
                                       and instruments;                                                    PRG-SCHULTZ
                                       apparatus for                                                       INTERNATIONAL, INC.
                                       recording,                                                          3. Assignment from PRG-
                                       transmission or                                                     Schultz International,
                                       reproduction of sound                                               Inc. to PRG-SCHULTZ USA,
                                       or images; magnetic                                                 INC.  and
                                       data carriers,                                                      4.  PRG-SCHULTZ USA, INC.
                                       recording discs;                                                    to PRGRS, INC.
                                       automatic vending
                                       machines and                                                        9/19/03: Cumulative
                                       mechanisms for                                                      Assignment recorded on
                                       coin-operated                                                       June 24, 2003;
                                       apparatus; cash                                                     certificate forwarded to
                                       registers,                                                          Ms. Zeller with copy to
                                       calculating machines,                                               Mr. Dunstan.
                                       data processing in
                                       Class 9.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013NZ PRG                       Class 35 - Recovery  628,983   12/14/00     628,983   12/14/00      REGISTERED SM
                                       auditing services;
NEW ZEALAND                            business management                                   Renewal due
                                       consulting for cost                                   12/14/2007
                                       containment; and
                                       consultation services
                                       in the field of
                                       taxes, sales and use
                                       taxes,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
                                       logistics.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019NZ PRG-SCHULTZ               Recovery auditing    651,226   01/16/02     651,226   08/09/2001    REGISTERED SM
                                       services and
NEW ZEALAND  PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto in Class 35.                                  08/09/2008
             FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023NZ PRG SCHULTZ & DESIGN      Recovery auditing    651,227   01/16/02     651,227   01/16/02
                                       services and                                                        REGISTERED SM
NEW ZEALAND  [Graphic omitted:         consulting relating                                   Renewal due
             current PRGX logo]        thereto in Class 35.                                  01/16/2009


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000PH [Graphic omitted:         Recovery auditing    107,032   03/27/96     4-1996-   02/07/2004    REGISTERED SM
             PRG logo featuring        services in                                 107,032
PHILIPPINES  white letters on a        International Class                                   08/07/2024 (20
             dark background]          35.                                                   year duration
                                                                                             under the old
             Application filed with                                                          TM law.)
             claim of priority of US
             75/033,888 filed December                                                       Affidavits of
             18, 1995.                                                                       Use or Non-Use
                                                                                             due
                                                                                             02/07/2009-2010
                                                                                             02/07/2014-2015
                                                                                             02/07/2019-2020
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001PH PROFIT RECOVERY GROUP     Recovery auditing    107,031   03/27/96     4-1996-   10/21/2002    REGISTERED SM
             INTERNATIONAL             services in                                 109,360
PHILIPPINES                            International Class                                   10/21/2022 (20
             Application filed with    35.                                                   year duration
             claim of priority of US                                                         under the old
             75/034,021 filed December                                                       TM law.)
             18, 1995.
                                                                                             Affidavits of
                                                                                             Use or Non-Use
                                                                                             due
                                                                                             10/21/2007-2008
                                                                                             10/21/2012-2013
                                                                                             10/21/2017-2018
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019PH  PRG-SCHULTZ              Recovery auditing    4-2002-00545 01/22/02                          PENDING SM APPLICATION
                                       services and
PHILIPPINES   PRIORITY CLAIM OF US     consulting relating
              APPLICATION 78/078407    thereto  in Class 35.                                               AS OF OCTOBER 20, 2004
              FILED 8/9/2001                                                                               AWAITING COMPLETED FORMS.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023PH [Graphic omitted:         Recovery auditing    4-2002-00542 01/22/02                          PENDING SM APPLICATION
             current PRGX logo]        services and
PHILIPPINES                            consulting relating
                                       thereto in Class 35                                                 AS OF OCTOBER 20, 2004
                                                                                                           AWAITING COMPLETED FORMS.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000SG [Graphic omitted:         Recovery auditing    S/3059/96 03/27/96     T96/03059H 12/18/1995   REGISTERED SM
             PRG logo featuring        services in
SINGAPORE    white letters on a        International Class                                   Renewal due
             dark background]          35.                                                   12/18/2005

             Application filed with                                                          The
             claim of priority of US                                                         registration
             75/033,888 filed December                                                       date is the
             18, 1995, now registration                                                      same as the
             No. 2,068,799..                                                                 priority date
                                                                                             and the
                                                                                             duration is
                                                                                             counted from
                                                                                             the priority
                                                                                             date.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001SG [Graphic omitted:         Recovery auditing    T96/03060  03/27/96    T96/03060 03/27/96      REGISTERED SM
             PRG logo featuring        services in
SINGAPORE    white letters on a        International Class                                   Renewal due
             dark background]          35.                                                   03/27/2006

             PROFIT
             RECOVERY GROUP
             INTERNATIONAL


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013SG PRG                       Auditing services to T01/00045I 01/02/01    T01/00045I 01/02/2001   REGISTERED SM
                                       recover profits in
SINGAPORE                              hard-to-find places;                                  Renewal due
                                       business management                                   01/02/2011
                                       consulting for cost
                                       containment; tax
                                       consultation included
                                       in this Class in the
                                       field of value added
                                       taxes and sales and
                                       use taxes; cost
                                       management analysis,
                                       namely, consultation
                                       services to control
                                       and reduce costs for
                                       communications,
                                       payables and
                                       disbursements and
                                       transportation; all
                                       included in Class 35.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019SG PRG-SCHULTZ               Recovery auditing    T02/00887I 01/21/02    T02/00887I 08/09/2001   REGISTERED SM
                                       services and
SINGAPORE    PRIORITY CLAIM OF US      consulting relating                                    Renewal due
             APPLICATION 78/078407     thereto in Class 35.                                   08/09/2011
             FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023SG [Graphic omitted:         Recovery auditing    T02/00888G 01/21/02    T02/00888G 01/21/2002   REGISTERED SM
             current PRGX logo]        services and
SINGAPORE                              consulting relating                                   Renewal due
                                       thereto in Class 35.                                  01/21/2012


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1026SG HOWARD SCHULTZ &          Accounts payable     T99/11137H 10/06/99    T99/11137H 10/06/99     REGISTERED SM
             ASSOCIATES INTERNATIONAL  auditing services and
SINGAPORE                              consulting relating                                   Renewal due   A cumulative Assignment
                                       thereto in Class 35.                                  10/06/2009    from Howard Schultz &
                                                                                                           Associates International,
                                                                                                           Inc., PRG-Schultz
                                                                                                           International, Inc.
                                                                                                           (formerly The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in Singapore on November
                                                                                                           28, 2002 together with
                                                                                                           the address change of
                                                                                                           PRGRS, INC.
                                                                                                           3/4/03: Certificates sent
                                                                                                           to Ms. Zeller with copies
                                                                                                           to Mr. Dunstan.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1027SG HOWARD SCHULTZ &          Accounts payable      T99/11138F 10/06/99   T99/11138F 10/06/1999   REGISTERED SM
             ASSOCIATES INTERNATIONAL  auditing services and
SINGAPORE    & Design                  consulting relating                                   Renewal due   A cumulative Assignment
                                       thereto and all                                       10/05/2009    from Howard Schultz &
             [Graphic omitted:         services in Class 35.                                               Associates International,
             Howard Schultz &                                                                              Inc., PRG-Schultz
             Associates International                                                                      International, Inc.
             logo featuring stylized                                                                       (formerly The Profit
             letter "S" and picture                                                                        Recovery Group
             of globe]                                                                                     International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in Singapore on November
                                                                                                           28, 2002 together with
                                                                                                           the address change of
                                                                                                           PRGRS, INC.
                                                                                                           3/4/03: Certificates sent
                                                                                                           to Ms. Zeller with copies
                                                                                                           to Mr. Dunstan.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000ZA [Graphic omitted:         Advertising, business 97/5447   04/14/97    97/5447   04/14/97      REGISTERED SM
             PRG logo featuring        management; business
SOUTH AFRICA white letters on a        administration;                                       Renewal due
             dark background]          including auditing                                    04/14/2007
                                       services designed to
                                       recover overpayments
                                       made to vendors;
                                       office functions in
                                       Class 35.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001ZA PROFIT RECOVERY GROUP     Advertising, business 97/5448   04/14/97     97/5448   04/14/97     REGISTERED SM
             INTERNATIONAL             management; business
SOUTH AFRICA                           administration;                                       Renewal due
                                       including auditing                                    04/14/2007
                                       services designed to
                                       recover overpayments
                                       made to vendors;
                                       office functions in
                                       Class 35.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013ZA PRG                       Class 35 -Recovery   2000/25206 12/19/00                            PENDING SM APPLICATION:
                                       auditing services;
SOUTH AFRICA                           business management                                                 2/23/04 - follow-up to
                                       consulting for cost                                                 associate re status of
                                       containment; tax                                                    application.  Associate
                                       consultation in the                                                 advised that there is
                                       field of value added                                                additional bureaucratic
                                       taxes and sales and                                                 delay in the examination
                                       use taxes;                                                          process.  The application
                                       consultation services                                               may be examined during
                                       to control and reduce                                               the next six months.
                                       costs for                                                           AS OF 6/15/04 AWAITING
                                       communications,                                                     REPORT FROM ASSOCIATE RE
                                       payables and                                                        EXAMINATION OF THE
                                       disbursements, and                                                  APPLICATION.
                                       transportation.
                                       (As amended)
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019ZA PRG-SCHULTZ               Recovery auditing    2002/00768 01/22/2002                          PENDING SM APPLICATION
                                       services and
SOUTH AFRICA PRIORITY CLAIM OF US      consulting relating                                                 There is considerable
             APPLICATION 78/078407     thereto.                                                            backlog in the South
             FILED 8/9/2001                                                                                African Trademark Office
                                                                                                           in examination of
                                                                                                           applications.

                                                                                                           AS OF 6/11/04:  AWAIT
                                                                                                           EXAMINATION OF THE
                                                                                                           APPLICATION.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023ZA [Graphic omitted:         Recovery auditing    2002/00769 01/22/2002                          PENDING SM APPLICATION
             current PRGX logo]        services and
SOUTH AFRICA                           consulting relating                                                 There is considerable
                                       thereto.                                                            backlog in the South
                                                                                                           African Trademark Office
                                                                                                           in examination of
                                                                                                           applications.

                                                                                                           AS OF 6/11/04:  AWAIT
                                                                                                           EXAMINATION OF THE
                                                                                                           APPLICATION.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000KR [Graphic omitted:         Recovery auditing    99-8697    06/25/99     62184    06/26/2000    REGISTERED SM
             PRG logo featuring        services in
SOUTH KOREA  white letters on a        International Class                                   Renewal due
             dark background]          35.                                                   06/26/2010

             THIS APPLICATION IN THE
             NAME OF PRGRS, INC.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013KR PRG                       Class 35 - Recovery  41-2001-565 01/12/2001  78,823   08/28/2002    REGISTERED SM
                                       auditing services;
SOUTH KOREA                            business management                                   Renewal due
                                       consulting for cost                                   08/28/2012
                                       containment; and
                                       consultation services
                                       in the field of
                                       taxes, sales and use
                                       taxes,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019KR  PRG-SCHULTZ              Recovery auditing    41-2002-1027 01/16/02   90,421   09/08/03      REGISTERED SM
                                       services and
SOUTH KOREA   PRIORITY CLAIM OF US     consulting relating                                   Renewal due
              APPLICATION 78/078407    thereto in Class 35.                                  09/08/2013
              FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023KR [Graphic omitted:         Recovery auditing    41-2002-1028 01/16/02   89243    08/11/2003    REGISTERED SM
             current PRGX logo]        services and
SOUTH KOREA                            consulting relating                                   Renewal due
                                       thereto in Class 35.                                  08/11/2013


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013CH PRG                       Class  35 - Recovery 00007/2001 01/01/2001  485,860   06/15/2001    REGISTERED SM
                                       auditing services;
SWITZERLAND                            business management                                   Renewal
                                       consulting  for cost                                  01/01/2011
                                       containment; tax
                                       consultation  in the                                  Use should be
                                       field of value added                                  commenced
                                       taxes and sales and                                   before June 15,
                                       use taxes;                                            2006 and should
                                       consultation services                                 not be
                                       to control and reduce                                 interrupted for
                                       costs for                                             more than 5
                                       communications,                                       years.
                                       payables and
                                       disbursements, and
                                       transportation.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019CH PRG-SCHULTZ               Recovery auditing    00477/2002 01/21/02    500,471   01/21/2002    REGISTERED SM
                                       services and
SWITZERLAND  PRIORITY CLAIM OF US      consulting relating                                   Renewal due
             APPLICATION 78/078407     thereto in Class 35.                                  01/21/2012
             FILED 8/9/2001

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023CH [Graphic omitted:         Recovery auditing    00476/2002 01/21/02    500,462   01/21/2002    REGISTERED SM
             current PRGX logo]        services and
SWITZERLAND                            consulting relating                                   Renewal due
                                       thereto in Class 35.                                  01/21/2012


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1000TW [Graphic omitted:         Recovery auditing    (85)14544  03/28/96    089410    03/16/97      REGISTERED SM
             PRG logo featuring        services in
TAIWAN       white letters on a        International Class                                   Renewal due   EVENTUALLY THE
             dark background]          35.                                                   03/16/2007    REGISTRATION WILL BECOME
                                                                                                           ABANDONED BY FAILURE TO
             Application filed with                                                          Renewal       RENEW.
             claim of priority of US                                                         application may
             75/033,888 filed December                                                       be filed during
             18, 1995.  Memorandum of                                                        the year before
             Understanding signed                                                            the deadline.
             between USA & Taiwan, but                                                       No grace.
             it may not be retroactive.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001TW PROFIT RECOVERY GROUP     Recovery auditing    (85)24545 03/28/96     089411    03/16/97      REGISTERED SM
             INTERNATIONAL             services in
TAIWAN                                 International Class                                   Renewal due   EVENTUALLY THE
             Application filed with    35.                                                   03/16/2007    REGISTRATION WILL BECOME
             claim of priority of US                                                                       ABANDONED BY FAILURE TO
             75/034,021 filed December                                                       Renewal       RENEW.
             18, 1995.  Memorandum of                                                        application may
             Understanding signed                                                            be filed during
             between USA & Taiwan, but                                                       the year before
             it may not be retroactive.                                                      the deadline.
                                                                                             No grace.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013TW PRG                       Class 35 - As        (89)073559 12/20/00    158,434   02/16/02      REGISTERED SM
                                       amended:
TAIWAN                                 Recovery auditing                                     Renewal due   If the mark is not used,
                                       services; business                                    03/16/2007    after February  15, 2005
                                       management consulting                                               this registration becomes
                                       for cost containment;                                 The shorter   vulnerable to
                                       tax consultation in                                   duration is   cancellation by third
                                       the field of value                                    because the   parties.
                                       added taxes and sales                                 renewal date  2/17/04 - reminder to Mr.
                                       and use taxes;                                        must be the   Dunstan.
                                       provision of cost                                     same as that
                                       analysis consultation                                 of the associated
                                       services.                                             registration
                                                                                             No. 89410 for
                                                                                             PRG & Design
                                                                                             that falls due
                                                                                             for renewal
                                                                                             03/16/2007.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019TW PRG-SCHULTZ               Recovery auditing    (91) 003373 01/25/02   176,697   02/01/2003    REGISTERED SM
                                       services and
TAIWAN       PRIORITY CLAIM OF US      consulting relating                                   Renewal due   If the mark is not used,
             APPLICATION 78/078407     thereto in Class 35.                                  02/01/2013    after February 1, 2006
             FILED 8/9/2001                                                                                this registration becomes
                                                                                                           vulnerable to
                                                                                                           cancellation by third
                                                                                                           parties.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023TW [Graphic omitted:         Recovery auditing    (91) 003372 01/25/02   178,018   3/1/03        REGISTERED SM
             current PRGX logo]        services and
TAIWAN                                 consulting relating                                   Renewal due
                                       thereto in Class 35.                                  1/31/2013

                                                                                             The renewal
                                                                                             date is the
                                                                                             same as the
                                                                                             associated
                                                                                             registration
                                                                                             for
                                                                                             PRG-SCHULTZ,
                                                                                             No. 176,697.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001TH [Graphic omitted:         Recovery auditing    305,166   03/27/96     Bor5293   03/31/97      REGISTERED SM
THAILAND     PRG logo featuring        services in
             white letters on a        International Class                                   Renewal due
             dark background]          35.                                                   03/27/2006
                                                                                             Renewal must be
                                                                                             filed 3 mo
                                                                                             prior to due
                                                                                             date.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1001TH PROFIT RECOVERY GROUP     Computerized file    320,934   10/30/96     Bor5906   10/30/96      REGISTERED SM
                                       management services
THAILAND                               in International                                      Renewal due   This registration issued
                                       Class 35.                                             10/30/2006    from a refiled
                                                                                             Renewal must  application needed
                                                                                             be filed 3 mo because of the
                                                                                             prior to due  requirement to remove the
                                                                                             date.         word "international" from
                                                                                                           the mark.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1013TH [Graphic omitted:         Class 35 - Recovery  447,607   03/05/2001   Bor15138  03/05/2001    REGISTERED SM
             current PRGX logo]        auditing services;
THAILAND-                              business management                                   Renewal due
                                       consulting for cost                                   03/05/2011
                                       containment; and
                                       consultation services
                                       in the field of
                                       taxes, sales and use
                                       taxes,
                                       communications,
                                       payables and
                                       disbursements, and
                                       transportation
                                       logistics.
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1019TH PRG-SCHULTZ               Recovery auditing    477,686   01/16/02     Bor 17594 01/16/2002    REGISTERED SM
                                       services and
THAILAND     PRIORITY CLAIM OF US      consulting relating                                   Renewal. Due
             APPLICATION 78/078407     thereto in Class 35.                                  1/16/2012
             FILED 8/9/2001



------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1023TH [Graphic omitted:         Recovery auditing    477,687   01/16/02     Bor 17594 01/16/2002    REGISTERED SM
             current PRGX logo]        services and
THAILAND                               consulting relating                                   Renewal. Due
                                       thereto in Class 35.                                  1/16/2012


------------------------------------------------------------------------------------------------------------------------------------
                                                           PRGRS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REG. DATE &
   N&R NO.        MARK                 CLASS / DESCRIPTION  SER. NO.  FILING DATE  REG. NO.  RENEWAL       COMMENTS
------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1025GB HOWARD SCHULTZ &          Accounts payable     1,452,647 01/17/91     1,451,647 10/30/92      REGISTERED SM
             ASSOCIATES                auditing services and
UNITED KINGDOM                         consulting relating                                   1st renewal   Priority claimed of US
                                       thereto; accounting                                   due 11/19/97  application 74/116444
                                       and auditing                                          - renewed     filed November 19, 1990.
                                       services; advisory                                                  Renewal of the UK
                                       and consultancy                                       Next renewal  registration is
                                       services relating to                                  due           calculated from the US
                                       the running or                                        11/19/2007    filing date. A cumulative
                                       management of a                                                     Assignment from Howard
                                       business in Class35.                                                Schultz & Associates
                                                                                                           International, Inc., PRG-
                                                                                                           Schultz International,
                                                                                                           Inc. (formerly The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in on November 8, 2002
                                                                                                           together with the address
                                                                                                           change of PRGRS, INC.

------------ ------------------------- -------------------- --------- ------------ --------- ------------  -------------------------
16092.1028GB [SUREF!ND]                Computer software;   2,180,486 10/26/98     2,180,486 05/28/99      REGISTERED TM
                                       computer software for
UNITED KINGDOM                         use in accounting and                                 Renewal due   A cumulative Assignment
                                       auditing applications                                 10/26/2008    from Howard Schultz &
                                       in Class 9.                                                         Associates International,
                                                                                                           Inc., PRG-Schultz
                                                                                                           International, Inc.
                                                                                                           (formerly The Profit
                                                                                                           Recovery Group
                                                                                                           International, Inc.), and
                                                                                                           PRG-Schultz USA, Inc. to
                                                                                                           PRGRS, INC. was recorded
                                                                                                           in on November 8, 2002
                                                                                                           together with the address
                                                                                                           change of PRGRS, INC.


                        SCHEDULE 6.20 TO CREDIT AGREEMENT


       CHIEF EXECUTIVE OFFICE / EXACT LEGAL NAME / STATE OF INCORPORATION

1.   Chief  Executive  Address for each of the Credit  Parties is:
     600  Galleria Parkway, Suite 100
     Atlanta, Georgia 30339-5991

2.   Exact Legal Name and State of Incorporation for each of the Credit Parties:

                                                                                            STATE OF
EXACT LEGAL NAME                                                                         INCORPORATION
----------------                                                                         -------------

THE PROFIT RECOVERY GROUP ASIA, INC.                                                        Georgia

PRG-SCHULTZ AUSTRALIA, INC.                                                                 Georgia

PRG-SCHULTZ BELGIUM, INC.                                                                   Georgia

PRG-SCHULTZ CANADA, INC.                                                                    Georgia

THE PROFIT RECOVERY GROUP COSTA RICA, INC.                                                  Georgia

PRG-SCHULTZ FRANCE, INC.                                                                    Georgia

THE PROFIT RECOVERY GROUP GERMANY, INC.                                                     Georgia

THE PROFIT RECOVERY GROUP ITALY, INC.                                                       Georgia

THE PROFIT RECOVERY GROUP MEXICO, INC.                                                      Georgia

PRG-SCHULTZ NORWAY, INC.                                                                    Georgia

THE PROFIT RECOVERY GROUP NETHERLANDS, INC.                                                 Georgia

THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.                                                 Georgia

PRG-SCHULTZ  PORTUGAL, INC.                                                                 Georgia

THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.                                                Georgia

THE PROFIT RECOVERY GROUP SPAIN, INC.                                                       Georgia

THE PROFIT RECOVERY GROUP SWITZERLAND, INC.                                                 Georgia



PRG INTERNATIONAL, INC.                                                                     Georgia

PRG-SCHULTZ USA, INC.                                                                       Georgia

PRG-SCHULTZ INTERNATIONAL, INC                                                              Georgia

PRGFS, INC.                                                                                 Delaware

PRGLS, INC.                                                                                 Delaware

PRGRS, INC.                                                                                 Delaware

PRG HOLDING COMPANY (FRANCE) NO. 1, LLC                                                     Delaware

PRG HOLDING COMPANY (FRANCE) NO. 2, LLC                                                     Delaware

PRG USA, INC.                                                                               Georgia

PRG-SCHULTZ JAPAN, INC.                                                                     Georgia

PRG-SCHULTZ PUERTO RICO, INC.                                                               Georgia

PRG-SCHULTZ CHILE, INC.                                                                     Georgia

HS&A ACQUISITION - UK, INC.                                                                 Texas

                                  SCHEDULE 7.6

                                    INSURANCE

See attached.

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                                                                                                                  DATE (MM/DD/YYYY)
ACORD(TM)       CERTIFICATE OF LIABILITY INSURANCE                                                                      11/11/2004
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PRODUCER  678 475-5716                  FAX 770 232-9202           THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
MCCART INSURANCE AGENCY                                            CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS
2405 SATELLITE BLVD SUITE 200                                      CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE
DULUTH, GEORGIA 30096                                              AFFORDED BY THE POLICIES BELOW.

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                                                                   INSURERS AFFORDING COVERAGE                    NAIC #
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INSURED  PRG-SCHULTZ INTERNATIONAL INC                             INSURER A   ATLANTIC SPECIALTY INS CO

         600 GALLERIA PARKWAY - SUITE 100
         ATLANTA, GEORGIA  30339
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                                                                   INSURER B   CHUBB CUSTOM INSURANCE CO
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                                                                   INSURER C   CHUBB GROUP
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                                                                   INSURER D   THE ST PAUL COMPANIES
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                                                                   INSURER E
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COVERAGES
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THE  POLICIES OF INSURANCE  LISTED  BELOW HAVE BEEN ISSUED TO THE INSURED  NAMED
ABOVE FOR THE POLICY PERIOD INDICATED.  NOTWITHSTANDING ANY REQUIREMENT, TERM OR
CONDITION  OF ANY  CONTRACT  OR  OTHER  DOCUMENT  WITH  RESPECT  TO  WHICH  THIS
CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES
DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,  EXCLUSIONS AND CONDITIONS OF SUCH
POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
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                                                                      POLICY        POLICY
                                                                    EFFECTIVE     EXPIRATION
 INSR   ADD'L                                                          DATE          DATE
  LTR   NSRD    TYPE OF INSURANCE                 POLICY NUMBER     (MM/DD/YY)    (MM/DD/YY)                LIMITS
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                GENERAL LIABILITY                 7180081720000     05/18/2004    01/01/2005       EACH OCCURRENCE      $ 1,000,000
                ----------------------------------                                                 --------------------------------
                [X] COMMERCIAL GENERAL                                                             DAMAGE TO RENTED     $   100,000
                    LIABILITY                                                                      PREMISES (Ea. occurrence)
                ----------------------------------                                                 --------------------------------
                [_] CLAIMS MADE  [X] OCCUR                                                         MED EXP (Any one     $    5,000
    A                                                                                              person)
                [_]-------------------------------                                                 --------------------------------
                                                                                                   PERSONAL & ADV       $ 1,000,000
                                                                                                   INJURY
                [_]-------------------------------                                                 --------------------------------
                GEN'L AGGREGATE LIMIT APPLIES PER:                                                 GENERAL AGGREGATE    $ 2,000,000
                ----------------------------------                                                 --------------------------------
                [X] POLICY [_]PRO-   [_] LOC                                                        PRODUCTS - COMP/OP   $ 2,000,000
                              JECT                                                                 AGG
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               AUTOMOBILE LIABILITY               7180081720000     05/18/2004    01/01/2005        COMBINED SINGLE      $   500,000
                                                                                                   LIMIT
                                                                                                   (Ea accident)
                ----------------------------------                                                 --------------------------------
                [X] ANY AUTO
                ----------------------------------                                                 --------------------------------
                [_] ALL OWNED AUTOS                                                                BODILY INJURY         $
                                                                                                   (Per person)
                ----------------------------------                                                 --------------------------------
                [_] SCHEDULED AUTOS
    A           ----------------------------------                                                 --------------------------------
                [X] HIRED AUTOS                                                                    BODILY INJURY        $
                                                                                                   (Per accident)
                ----------------------------------                                                 --------------------------------
                [X] NON-OWNED AUTOS
                ----------------------------------                                                 --------------------------------
                [X] $1000 ded comp                                                                 PROPERTY DAMAGE      $
                                                                                                   (Per accident)
                ----------------------------------                                                 --------------------------------
                [X] $1000 ded coll
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                GARAGE LIABILITY                                                                   AUTO ONLY - EA.      $
                                                                                                   ACCIDENT
                ----------------------------------                                                 --------------------------------
                [_] ANY AUTO                                                                       OTHER THAN   EA.ACC. $
                [_]                                                                                AUTO ONLY:   AGG     $
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                EXCESS/UMBRELLA LIABILITY         7180081720000     05/18/2004    01/01/2005       EACH OCCURRENCE      $10,000,000
                ----------------------------------                                                 --------------------------------
                [X]   OCCUR   [_]  CLAIMS MADE                                                     AGGREGATE            $10,000,000
                ----------------------------------                                                 --------------------------------
   A                                                                                                                    $
                ----------------------------------                                                 --------------------------------
                [_] DEDUCTIBLE                                                                                          $
                ---------------------------------                                                  --------------------------------
                [_] RETENTION    $                                                                                      $
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         WORKERS COMPENSATION AND                 WVA0206157 &      01/01/2004    01/01/2005       [_] WC STATU- [X]OTH-
         EMPLOYERS' LIABILITY                     WVA0206205                                           TORY LIMITS  ER  $
   D     ANY PROPRIETOR/PARTNER/EXECUTIVE                                                          --------------------------------
         OFFICER/MEMBER EXCLUDED?                                                                  E.L. EACH ACCIDENT   $   500,000
                                                                                                   --------------------------------
         If yes, described under                                                                   E.L. DISEASE -
         SPECIAL PROVISIONS below                                                                  EA. EMPLOYEE         $   500,000
                                                                                                   --------------------------------
                                                                                                   E.L. DISEASE -       $   500,000
                                                                                                   POLICY LIMIT
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   A     OTHER                                    7180081720000     05/18/2004    01/01/2005            BLANKET CONTENTS
         PROPERTY                                                                                   $16,850,765 SPECIAL FORM
                                              DEDUCTIBLE - $5,000                                           INCL THEFT
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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
B  PROFESSIONAL ERROR & OMISSIONS   79488371         01/01/2004       01/01/2005 - LIMIT $10,000,000
C  FIDELITY BOND                    81421338-D       01/01/2004       01/01/2005 - LIMIT $15,000,000
BANK OF AMERICA N.A. IS SOLE LOSS PAYEE AND ADDITIONAL INSURED AS ITS INTEREST MAY APPEAR.
- ----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                                  CANCELLATION
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  BANK OF AMERICA N.A.                                              SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE
  NANCY S. GOLDMAN                                                  THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR
  600 PEACHTREE ST NE                                               TO MAIL    30      DAYS WRITTEN NOTICE TO THE CERTIFICATE
  13TH FLOOR                                                        HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL
  ATLANTA, GA  30308                                                IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER,
                                                                    ITS AGENTS OR REPRESENTATIVES.
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                                                                      AUTHORIZED REPRESENTATIVE

                                                                      Dorothy Bush/DORBUS    /s/ Dorothy Bush
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ACORD25 (2001/08)                                                                       (c) ACORD CORPORATION 1988

                                    IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).


                                   DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, not does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.


ACORD25 (2001/08)

                                  SCHEDULE 8.1

                                  INDEBTEDNESS

None.

                                                                   Exhibit A
                                                                       to
                                                                Credit Agreement


                               FORM OF LOAN NOTICE


Bank of America, N.A.
600 Peachtree Street, NE
13th Floor
Atlanta, GA 30308

Re: Amended and Restated Credit Agreement dated as of November ___, 2004 (as amended and modified, the "Credit Agreement") among PRG-Schultz USA, Inc., a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc., a Georgia corporation (the "Parent"), the other Credit Parties party thereto, and Bank of America, N.A., as Lender. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

[_]  A borrowing of Revolving Loans

[_]  A conversion or extension of Revolving Loans

1.   On ___________________, 200__ (which is a Business Day).

2.   In the amount of $___________.

3.   Comprised of __________ (Type of Revolving Loan requested).

4. For Eurodollar Rate Loans: with an Interest Period of __________ months and the last day thereof ________________________.

In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

          (a) The representations and warranties contained in the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date of this request (except for those which expressly relate to an earlier date), and the matters referenced in subsections (c), (d), (e) and (f) of Section 5.2 of the Credit Agreement, are true and correct.

          (b) With respect to a borrowing of Revolving Loans, all conditions set forth in Section 2.1 as to the making of Revolving Loans have been satisfied on and as of the date hereof.

          (c) With respect to a conversion or extension, all conditions set forth in Section 3.2 as to a conversion or extension have been satisfied on and as of the date hereof.


                                   Very truly yours,

                                   PRG-SCHULTZ USA, INC.,
                                   a Georgia corporation

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                                                    Exhibit B
                                                                       to
                                                                Credit Agreement



                                              FORM OF REVOLVING NOTE

                                                              November ___, 2004

     FOR VALUE RECEIVED, PRG-SCHULTZ USA, Inc., a Georgia corporation (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A, and its successors and assigns (the "Lender"), on or before the Maturity Date in immediately available funds as provided in the Credit Agreement, the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under the Credit Agreement.

     The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of November ___, 2004 (as amended and modified, the "Credit Agreement") among the Borrower, PRG-Schultz International, Inc., a Georgia corporation (the "Parent"), the other Credit Parties party thereto and Bank of America, N.A., as Lender. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without diligence, presentment, demand, protest or notice of protest, demand, dishonor and nonpayment of this Revolving Note, all of which are waived by the Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.


                                   PRG-SCHULTZ USA, INC.,
                                   a Georgia corporation

                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------

                                                                   Exhibit C
                                                                       to
                                                                Credit Agreement


                         FORM OF COMPLIANCE CERTIFICATE

     This Certificate is delivered in accordance with the provisions of Section 7.1(c) of that certain Amended and Restated Credit Agreement dated as of November ___, 2004 (as amended and modified, the "Credit Agreement") among PRG-Schultz USA, Inc., a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc., a Georgia corporation (the "Parent"), the other Credit Parties party thereto, and Bank of America, N.A., as Lender. Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

     The undersigned, being the chief financial officer of the Borrower, hereby certifies as of the date hereof, in my official capacity and not in my individual capacity, that I am authorized to execute and deliver this Certificate to the Lender on behalf of the Borrower, and that detailed calculations demonstrating compliance with the financial covenants set out in
Section 7.11 of the Credit Agreement accompany this Certificate; and no Default or Event of Default exists under the Credit Agreement.

     This the ______ day of ___________, 20___.


                                   PRG-SCHULTZ USA, INC.,
                                   a Georgia corporation

                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                       Attachment to Officer's Certificate

                       COMPUTATION OF FINANCIAL COVENANTS

               FOR THE _____________ PERIOD ENDING _______________


1.   Leverage Ratio

     (a)  Funded Indebtedness                                  $_______________

     (b)  Consolidated EBITDA                                  $_______________

          (i)  Consolidated EBIT

               (A)  Consolidated Net Income                    $_______________

               (B)  Consolidated Interest                      $_______________
                    Expense

               (C)  Total federal, state, local                $_______________
                    and foreign income, value added and
                    similar taxes

               (D)  All charges directly related               $_______________
                    to the Borrower's corporate
                    restructuring plan made during
                    period from October 1, 2003
                    through December 31, 2003

               (E)  All charges (excluding                     $_______________
                    costs associated with model
                    evolution) directly related to
                    the Borrower's corporate
                    restructuring plan made during
                    period from January 1, 2004
                    through December 31, 2004
               (F)  All severance and/or                       $_______________
                    retirement costs paid to John
                    Cook and/or John Toma

               (G)  Non-cash, non-recurring                    $_______________
                    charges directly related to
                    impairment of Schultz trade
                    name

               (H)  Non-cash, non-recurring                    $_______________
                    charge related to change of
                    Schultz trade name

               (I)  Consolidated EBIT                          $_______________
                    [(A) + (B) +(C) + (D) + (E)
                    +(F) + (G) +(H)]

          (ii)  Depreciation and amortization                  $_______________
                expense

          (iii) Consolidated EBITDA                            $_______________
                [(i)(G) + (ii)]

     (c)  Leverage Ratio [(a)/(b)]                                         :1.0
                                                                ---------------

2.   Consolidated EBITDA for the __________                    $_______________
     period ending __________

                                                                    Exhibit D
                                                                       to
                                                                Credit Agreement


                                     FORM OF
                           BORROWING BASE CERTIFICATE

     For the calendar month ended _______________, 20__.

     I, ______________________, chief financial officer of PRG-Schultz USA, Inc., a Georgia corporation (the "Borrower") hereby certify that, to the best of my knowledge and belief, with respect to that certain Amended and Restated Credit Agreement dated as of November ___, 2004 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, PRG-Schultz International, Inc., a Georgia corporation (the "Parent"), the other Credit Parties party thereto, and Bank of America, N.A., as Lender:

                                   RECEIVABLES

1.       Receivables (as defined in the
         definition of Eligible Receivables in
         Section 1.1 of the Credit Agreement)                           $_____________

2.       (a) Receivables subject to any Lien, other than
         a Permitted Lien                                               $_____________

         (b) Receivables which are more than 60 days
         past due or more than 90 days past invoice date
         (excluding the Wal-Mart Holdback Receivables
         and Receivables owing from Supervalu)                          $_____________

         (c) Receivables owing from Supervalu which
         are more than 60 days past due or 120 days past
         invoice date                                                   $_____________

         (d) Wal-Mart Holdback Receivables which have
          a due date more than 365 days past the date the
         applicable Borrowing Base is measured or which
         are more than 60 days past due                                 $_____________





         (e) 100% of the book value of any Receivable not
         otherwise excluded by subsection (b), (c) or (d)
         above but owing from an account debtor for whom
         20% or more of Receivables owing from it are then
         excluded by such subsection (b), (c) or (d)                    $_____________

         (f) Receivables owing by an account debtor which
         is not solvent or is subject to any bankruptcy or
         insolvency proceeding of any kind                              $_____________

         (g) Receivables which are contingent or subject
         to offset, deduction, counterclaim, dispute or
         other defense to payment, in each case to
         the extent of such offset, deduction, counterclaim,
         dispute or other defense                                       $_____________

         (h) Receivables for which any direct or indirect
         Subsidiary or any Affiliate is the account debtor              $_____________

         (i) Receivables representing a sale to the government
         of the United States or any agency or instrumentality
         thereof unless the Federal Assignment of Claims
         Act has been complied with to the satisfaction of the
         Lender with respect to the granting of a security interest
         in such Receivable, with or other similar applicable law       $_____________

         (j)  any Receivable which is not subject to a perfected,
         first priority Lien in favor of the Lender to secure the
         Credit Party Obligations                                       $_____________

         (k)  Receivables evidenced by notes, chattel paper
         or other instruments (unless such notes, chattel
         paper or instruments have been delivered to and are
         in the possession of the Lender)                               $_____________

         (l)  Receivables owing by an account debtor located
         outside of the United States (unless payment for
         the goods shipped is secured by an irrevocable letter
         of credit in a form and from an institution acceptable
         to the Lender)                                                 $_____________

         (m) Receivables which fail to meet such other
         specifications and requirements as may from time
         to time be established by the Lender in its reasonable
         discretion                                                     $_____________

         (n)  Sum of lines 2(a) through 2(m)                            $_____________


3.       Eligible Receivables
         (Line 1 less Line 2(n))                                        $_____________



                                 BORROWING BASE

4.       Borrowing Base

         (a)  85% of Eligible Receivables                               $_____________

         (b)  Until such time as the Borrower sells the Meridian
         Business ( in each case as set forth in the most recent
         Borrowing Base Certificate delivered to the Lender in accordance with the terms of Section 7.1(d) of the Credit Agreement)

                  (i) 20% of the Eligible Backlog prior to the
                  Availability Trigger Date or                          $_____________

                  (ii) 30% of the Eligible Backlog commencing
                  on and continuing after the Availability Trigger
                  Date                                                  $_____________

         (c)  Aggregate amount of reserves, if any                      $_____________

         (d)  Advance rates against Eligible Receivables and/or
         Eligible Backlog, as applicable                                $_____________

         (e)  Borrowing Base prior to the Availability
         Trigger Date [(a) + (b)(i) - (c) - (d)]                        $_____________

         (f) Borrowing Base on or after the Availability
         Trigger Date [(a) + (b)(ii) - (c) - (d)]                       $_____________


     With reference to this Borrowing Base certificate, I hereby certify that the above statements are true and correct.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________, 20___.


                                    PRG-SCHULTZ USA, INC.,
                                    a Georgia corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                                    Exhibit E
                                                                       to
                                                                Credit Agreement

                                     FORM OF
                                JOINDER AGREEMENT


     THIS JOINDER AGREEMENT (this "Agreement"), dated as of _____________, 20__, is entered into between _____________________, a ___________________ (the "New
Subsidiary") and BANK OF AMERICA, N.A., (the "Lender") under that certain Amended and Restated Credit Agreement, dated as of November ___, 2004 among PRG-Schultz USA, Inc., a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc., a Georgia corporation (the "Parent") and the other Credit Parties party thereto (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     The Credit Parties are required by Section 7.12 of the Credit Agreement to cause the New Subsidiary to become a "Guarantor" thereunder. Accordingly, the New Subsidiary hereby agrees with the Lender as follows:

     1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to a Guarantor contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to the Lender, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

     2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement and an "Obligor" for all purposes of the Security Agreement, and shall have all the obligations of an Obligor thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, the New Subsidiary hereby grants to the Lender, a continuing security interest in, and a right of set off against, any and all right, title and interest of the New Subsidiary in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement).

     3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement and a "Pledgor" for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the New Subsidiary hereby grants, pledges and assigns to the Lender, a continuing security interest in, and a right of set off against, any and all right, title and interest of the New Subsidiary in and to the Capital Stock identified on Schedule 7 hereto and all other Pledged Collateral (as defined in the Pledge Agreement) of the New
Subsidiary to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement).

     4. The New Subsidiary hereby represents and warrants to the Lender that:

          (a) The New Subsidiary's exact legal name and jurisdiction of incorporation or formation are as set forth on the signature pages hereto, and other than as set forth on Schedule 1 hereto, the New Subsidiary has not changed its legal name, jurisdiction of incorporation or formation, been party to a merger, consolidation or other change in structure or used any tradename in the five years preceding the date hereof.

          (b) The New Subsidiary's chief executive office and principal place of business is located at the location set forth on Schedule 2 hereto, and other than as set forth on Schedule 2, the New Subsidiary has not changed its chief executive office or principal place of business in the four months preceding the date hereof.

          (c) Schedule 3 hereto includes all Intellectual Property owned by the New Subsidiary in its own name, or to which the New Subsidiary is a party. None of the Intellectual Property is the subject of any licensing or franchise agreement, except as set forth on Schedule 3 hereto.

          (d) Schedule 4 hereto includes all Commercial Tort Claims (as defined in the Security Agreement) before any Governmental Authority by or in favor of the New Subsidiary.

          (e) Schedule 5 hereto lists all real property (including street address) (a) owned by the New Subsidiary, together with its estimated value, and (b) leased by the New Subsidiary, together with the estimated value of the leasehold interest.

          (f) Schedule 6 hereto lists all locations of tangible personal property that is owned or leased by the New Subsidiary, including all tangible personal property that is in the possession or under the control of any warehouseman, bailee, agent or processor of the New Subsidiary (and identifying such property as such) and all Inventory (as defined in the Security Agreement) owned by the New Subsidiary held by any Person other than an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement (and identifying such property as such).

          (g) Schedule 7 hereto includes all Subsidiaries of the New Subsidiary, including the jurisdiction of incorporation or formation, the number of shares of outstanding Capital Stock, the certificate number(s) of the certificates evidencing such Capital Stock and the percentage of such Capital Stock owned by the New Subsidiary.

     5. The address of the New Subsidiary for purposes of all notices and other communications is the address designated for all Credit Parties on Schedule
11.02 to the Credit Agreement or such other address as the New Subsidiary may from time to time notify the Lender in writing.

     6. The New Subsidiary hereby waives acceptance by the Lender of the guaranty by the New Subsidiary under Section 4 of the Credit Agreement upon the execution of this Joinder Agreement by the New Subsidiary.

     7. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     8.  THIS  JOINDER   AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

     IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Lender has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                    [NEW SUBSIDIARY]

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Lender

By:
   -----------------------------------------
Name:
Title: